UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21332

HELIOS HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

JOHN J. FEENEY, JR., PRESIDENT

HELIOS HIGH INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (800) Hyperion

Date of fiscal year end: March 31,

Date of reporting period: March 31, 2009

Item 1.	Reports to Shareholders.

IN PROFILE

Hyperion Brookfield Asset Management, Inc. is a registered investment advisor headquartered in New York City. The firm was founded in 1989 to provide relative value driven fixed income investment strategies, such as core fixed income, high yield, and specialized MBS. Hyperion Brookfield manages approximately $16 billion for a client base that includes pension funds, financial institutions, mutual funds, closed-end funds, insurance companies and foundations. Hyperion Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $80 billion of assets under management. For more information, please visit our website at www.hyperionbrookfield.com.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2009. Hyperion Brookfield Asset Management, Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

We welcome this opportunity to provide the Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the fiscal year ended March 31, 2009.

Since taking over management on July 29, 2008, we have made significant progress in repositioning the Funds. As we have discussed in other reports and communications, our plan was to reduce the Funds’ holdings in complex mortgage and asset-backed securities in favor of corporate credit and to increase the overall credit quality of the Funds. When we assumed management of the Funds, the ultimate principal recovery value for many of the Funds’ holdings was highly uncertain. Thus, our view was then, as it is now, that the Funds’ long-term prospects are dependent on a repositioning of the Funds’ holdings to corporate high yield. Accordingly, between July 29, 2008 and March 31, 2009, we reduced the Funds’ allocation to asset-backed securities (“ABS”) and collateralized debt obligations (“CDOs”) on average by 28% and 16%, respectively. At the same time, we increased the Funds’ allocation to corporate credit from 39% at July 29, 2008 to 87% at March 31, 2009. Furthermore, we increased the Funds’ overall credit quality from an average rating of CCC at July 29, 2008 to B+ at March 31, 2009.

This report provides information on each Fund’s performance during the fiscal year ended March 31, 2009. The report also provides an overview of market conditions and a discussion of factors affecting the investment performance of each Fund, together with each Fund’s audited financial statements and portfolio of investments as of March 31, 2009.

Please visit us at www.hyperionbrookfield.com for more information about these and other funds available to you. We are fully committed to working towards our goal of creating stockholder value over the long term. Thank you for your support.

Sincerely,

John J. Feeney, Jr.

President

2009 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. (formerly known as RMK Advantage Income Fund, Inc.) seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of March 31, 2009, compared with the Fund’s current and former Indices.

	3 Months	6 Months	9 Months	1 Year
Fund — Net asset value return	4.48%	(13.58)%	(46.58)%	(55.52)%
Fund — Total return, including distributions*	19.06%	8.82%	(49.41)%	(61.80)%
Barclays Capital U.S. Corporate High Yield Index[1]	5.98%	(12.97)%	(20.70)%	(19.31)%
Barclays Capital Ba U.S. High Yield Index[2]	9.02%	(5.07)%	(9.97)%	(8.97)%

*	Exclusive of brokerage commissions
[1]	Fund’s current Index, described below
[2]	Fund’s former Index, described below

Based on the NYSE closing price of $1.00 on March 31, 2009, the Fund’s shares have a dividend yield of 18.00%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Hyperion Brookfield Asset Management, Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Over the last twelve months, investors witnessed a dramatic re-pricing of risk as the magnitude of the many problems facing both the economy and the financial markets became apparent. Risk premiums increased dramatically, equity markets fell precipitously, and investors who owned nearly anything but Treasuries were left reeling with losses. The markets for structured finance and structured products, in our opinion, are among the most dislocated. The fundamental performance of the mortgage and consumer loans that underlie these securities has continued to deteriorate. In corporate credit markets, high yield spreads widened to historical highs of nearly 2,000 basis points during the twelve-month period ended March 31, 2009, reflecting investor concerns about increasing default risk resulting from a weakening economy. As the first quarter of 2009 came to a close, what we found surprising is that defaults have not risen as much as headlines might suggest. According to JPMorgan Chase’s calculations, the trailing twelve-month default rate rose from 2.3% to 5.9% during the quarter, which is only slightly higher than the long-term average of 4.2%. A number of large companies defaulted in the quarter, and further deterioration in the rating agencies’ upgrade/downgrade ratio suggests that more trouble lies ahead.

This is the market environment that we have faced since taking over management of the Fund and embarking on its restructuring. As we have discussed in other reports and communications, our plan was to reduce the Fund’s holdings in complex mortgage and asset-backed securities in favor of corporate credit and to increase the overall credit quality of the Fund. We have increased the Fund’s allocation to corporate credit to greater than 90% as of March 31, 2009, an increase of more than 50% since taking over management of the Fund. We also have increased the credit quality of the Fund; 89% of the Fund was rated B or higher at March 31, 2009, an increase of 48%. Approximately 86% of the Fund is invested in high yield corporate bonds, and 6% in investment grade corporate bonds.

Corporate credit has not been immune to the problems facing the global financial markets. With a slowing economy, investors rightly are concerned about the likelihood of growing losses from defaults in the high yield market. Indeed, defaults have started to increase from record low levels a year ago, and there have been a number of high profile bankruptcies. Having access to capital, or not needing it, has become critical to survival as credit has become far more difficult to secure. We continue to see a high level of idiosyncratic risk where the fortunes of individual companies outweigh industry dynamics. This is typical as a credit downturn matures, and it highlights the importance of individual company analysis in a portfolio. We have focused our corporate credit exposure on companies with strong balance sheets, manageable debt maturities and a high likelihood of being able to access capital. Industry themes have mostly played a secondary role to this focus on corporate liquidity. This selectivity in determining the Fund’s credit exposure has resulted in few holdings in the lowest rated part of the market (i.e., securities rated CCC and lower). This higher quality positioning benefited the Fund’s relative performance as yield spreads widened to peak levels.

We continue to maintain our positive view of the high yield market despite the 350 basis point narrowing in yield spreads during the first quarter of 2009. While defaults will continue to rise and will likely exceed typical peak levels of around 10%, we recognize that yield spreads historically lead defaults lower by six to nine months. Meanwhile, yield spreads are already discounting a default rate in the high teens—well in excess of historical levels. We are encouraged that signs of life are evident in the credit and equity markets and continue to believe that current yield spreads offer appropriate compensation for the current market risks.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

2009 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Index Description

1 The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Barclays Capital Ba U.S. High Yield Index, formerly known as the Lehman Brothers Ba U.S. High Yield Index is the Ba component of the U.S. Corporate High Yield Index, a broad-based unmanaged index of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

Hyperion Brookfield Asset Management, Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	18.00%

Weighted average coupon	7.14%

Average effective maturity	5.65 years

Percentage of leveraged assets	0.00%

Total number of holdings	89

CREDIT QUALITY

A and Above[2]	7%

BBB	11%

BB	34%

B	37%

CCC	4%

D	2%

Unrated	5%
Total	100%

ASSET ALLOCATION3

Asset-Backed Securities	4%

Investment Grade Corporate Bonds	6%

High Yield Corporate Bonds	86%

Common Stocks	3%

Short-term Investments	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared by the March 31, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2009 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES – 3.7%
Collateralized Debt Obligations – 3.7%
Linker Finance PLC Series 16A, Class E‡(a)(c)	4.06	%#	05/19/45	$3,000	$30,000
Steers Series 2007-A‡(a)(c)	3.99	†	06/20/18	6,750	1,485,000

Total Collateralized Debt Obligations (Cost – $9,442,636)					1,515,000

Collateralized Loan Obligation – 0.0%
Credit Genesis CLO 2005‡(a)(c) (Cost – $3,000,000)	0.00	†	06/23/10	3	18,000

Total ASSET-BACKED SECURITIES (Cost – $12,442,636)					1,533,000

MORTGAGE-BACKED SECURITIES – 0.1%
Collateralized Mortgage Obligations – 0.1%
Countrywide Alternative Loan Trust NIM
Series 2006-OA11, Class N3‡(a)(c)	12.50	#	09/25/46	871	0
Sharp SP I LLC NIM Trust
Series 2006-AHM3, Class N3‡(a)(c)	12.50	#	10/25/46	736	50,462

Total Collateralized Mortgage Obligations (Cost – $1,619,591)					50,462

Total MORTGAGE-BACKED SECURITIES (Cost – $1,619,591)					50,462

INVESTMENT GRADE CORPORATE BONDS – 6.2%
Consumer Non-Cyclical – 3.0%
CVS Caremark Corp.	5.75		06/01/17	1,000	975,162
McKesson Corp	5.25		03/01/13	250	247,705

Total Consumer Non-Cyclical (Cost – $1,192,352).					1,222,867

Telecommunications – 3.2%
Comcast Cable Communications Holdings	8.38		03/15/13	500	534,715
Rogers Communications Inc.	6.80		08/15/18	750	749,609

Total Telecommunications (Cost – $1,308,603)					1,284,324

Total INVESTMENT GRADE CORPORATE BONDS (Cost $2,500,955)					2,507,191

HIGH YIELD CORPORATE BONDS – 81.9%
Basic Industry – 12.4%
AK Steel Corp.	7.75		06/15/12	500	392,500
Arch Western Finance LLC	6.75		07/01/13	500	457,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Buckeye Technologies Inc.	8.50%		10/01/13	$500	$437,500
Freeport McMoRan Copper & Gold	8.38		04/01/17	500	467,500
Georgia-Pacific Corp.	8.13		05/15/11	1,000	993,750
Momentive Performance	9.75		12/01/14	500	147,500
Steel Dynamics Inc.	6.75		04/01/15	1,000	677,500
Tube City IMS Corp.	9.75		02/01/15	500	76,250
US Steel Corp.	7.00		02/01/18	1,250	853,020
Westlake Chemical Corp.	6.63		01/15/16	750	525,000

Total Basic Industry (Cost $6,193,101)					5,028,020

Capital Goods – 8.5%
Alliant Techsystems Inc.	6.75		04/01/16	650	617,500
Case Corp.	7.25		01/15/16	500	365,000
Crown Americas LLC	7.75		11/15/15	500	502,500
Crown Cork & Seal Company Inc.	8.00		04/15/23	250	222,500
Jefferson Smurfit Corp.	8.25	#	10/01/12	750	93,750
L-3 Communications Corp.	6.13		01/15/14	500	472,500
Mueller Water Products Inc.	7.38		06/01/17	500	257,500
Owens-Illinois Inc.	7.80		05/15/18	500	485,000
Terex Corp.	7.38		01/15/14	500	432,500

Total Capital Goods (Cost $4,347,396)					3,448,750

Consumer Cyclical – 9.9%
ACE Hardware Corp.‡(a)	9.13		06/01/16	500	410,000
Collective Brands Inc.	8.25		08/01/13	250	197,500
Couche-Tard U.S. LP	7.50		12/15/13	1,000	982,500
Ford Motor Credit Co.	7.00		10/01/13	250	167,165
GameStop Corp.	8.00		10/01/12	1,000	1,010,000
General Motors Corp.	7.13		07/15/13	250	35,625
Levi Strauss & Co.	9.75		01/15/15	500	430,000
Phillips-Van Heusen Corp.	7.25		02/15/11	500	481,250
TRW Automotive Inc.‡(a)	7.25		03/15/17	750	311,250

Total Consumer Cyclical (Cost $4,435,842)					4,025,290

Consumer Non-Cyclical – 8.9%
Church & Dwight Company Inc.	6.00		12/15/12	500	497,500
Constellation Brands Inc.	7.25		05/15/17	650	617,500
Delhaize Group	6.50		06/15/17	750	724,991
Jarden Corp.	7.50		05/01/17	1,000	805,000
Stater Brothers Holdings	8.13		06/15/12	500	492,500
SUPERVALU Inc.	7.50		05/15/12	500	491,250

Total Consumer Non-Cyclical (Cost $3,673,779)					3,628,741

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Energy – 13.9%
Chesapeake Energy Corp.	6.88%		01/15/16	$500	$420,000
El Paso Corp.	6.88		06/15/14	500	445,359
Frontier Oil Corp.	6.63		10/01/11	500	487,500
Newfield Exploration Co.	6.63		09/01/14	500	452,500
Pioneer Natural Resource	6.65		03/15/17	250	189,647
Range Resources Corp.	7.50		05/15/16	500	461,250
SeaMetric International AS(c)	11.63		05/25/12	1,700	680,000
SESI LLC	6.88		06/01/14	750	607,500
Southwestern Energy Co.‡(a)	7.50		02/01/18	166	160,190
Whiting Petroleum Corp.	7.25		05/01/13	1,000	785,000
Williams Companies Inc.‡(a)	6.38		10/01/10	1,000	983,980

Total Energy (Cost $7,028,800)					5,672,926

Media – 3.9%
CCH I LLC / CCH I Capital Corp.	11.00	#	10/01/15	250	26,875
Charter Communications Operating LLC‡(a)(e)	8.38		04/30/14	1,000	880,000
Mediacom Broadband LLC	8.50		10/15/15	750	675,000

Total Media (Cost $1,815,834)					1,581,875

Services Cyclical – 9.5%
AMC Entertainment Inc.	8.63		08/15/12	750	736,875
ARAMARK Corp.	8.50		02/01/15	750	690,000
FireKeepers Development Authority‡(a)	13.88		05/01/15	500	305,000
Iron Mountain Inc.	8.75		07/15/18	1,000	992,500
Pokagon Gaming Authority‡(a)	10.38		06/15/14	500	415,000
Seneca Gaming Corp.	7.25		05/01/12	500	319,375
United Rentals North America Inc.	6.50		02/15/12	500	400,000

Total Services Cyclical (Cost $4,372,685)					3,858,750

Services Non-Cyclical – 3.8%
HCA Inc.	9.25		11/15/16	1,000	910,000
Service Corp. International	6.75		04/01/16	750	652,500

Total Services Non-Cyclical (Cost $1,617,677)					1,562,500

Technology & Electronics – 3.3%
Flextronics International Limited	6.25		11/15/14	750	633,750
Sungard Data Systems Inc.	10.25		08/15/15	1,000	700,000

Total Technology & Electronics (Cost – $1,672,168)					1,333,750

Telecommunications – 7.8%
American Tower Corp.	7.00		10/15/17	500	492,500
Cincinnati Bell Inc.	8.38		01/15/14	1,000	940,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
CSC Holdings Inc.‡(a)	8.50%	04/15/14	$500	$492,500
Frontier Communications Corp.	6.25	01/15/13	650	589,062
Windstream Corp.	7.00	03/15/19	750	660,000

Total Telecommunications (Cost $3,232,445)				3,174,062

Total HIGH YIELD CORPORATE BONDS (Cost $38,389,727)				33,314,664

MUNICIPAL SECURITIES – 0.2%
Muni-Arizona – 0.2%
Pima County Arizona Industrial Development Authority(d)	13.10	06/01/09	31	30,523
Pima County Arizona Industrial Development Authority(d)	12.10	06/01/10	44	38,445

Total Muni-Arizona (Cost $71,879)				68,968

Total MUNICIPAL SECURITIES (Cost $71,879)				68,968

			Shares

COMMON STOCKS – 2.6%
Consumer Products – 0.3%
The Coca-Cola Co. (Cost $103,511)			2,400	105,480

Energy – 0.3%
Southern Union Co. (Cost $94,228)			7,500	114,150

Finance & Investment – 0.4%
FSI Realty Trust(c)			148,000	1
FSI Realty Trust‡(a)(c)			29,800	0
Mid Country*‡(a)(c)			50,000	164,000

Total Finance & Investment (Cost $2,348,859)				164,001

Industrials – 0.4%
General Electric Co.			7,500	75,825
Port Townsend Company Inc.*(a)(c)			1,200	0
United States Steel Corp.			4,000	84,520

Total Industrials (Cost $952,360)				160,345

Telecommunications – 1.2%
AT&T Inc.			5,000	126,000
Frontier Communications Corp.			10,000	71,800

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

			Shares	Value (Note 2)

COMMON STOCKS (continued)
Qwest Communications International Inc.			25,000	$85,500
Verizon Communications Inc.			4,000	120,800
Windstream Corp.			10,000	80,600

Total Telecommunications (Cost $622,975)				484,700

Total COMMON STOCKS (Cost $4,121,933)				1,028,676

	Interest Rate	Maturity	Principal Amount (000s)

SHORT TERM INVESTMENT – 1.1%
State Street Euro Dollar Time Deposit (Cost $458,230)	0.01%	04/01/09	$458	458,230

Total Investments – 95.8% (Cost $59,604,951)				38,961,191
Other Assets in Excess of Liabilities – 4.2%				1,715,216

NET ASSETS – 100.0%				$40,676,407

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. (formerly known as RMK High Income Fund, Inc.) seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of March 31, 2009, compared with the Fund’s current and former Indices.

	3 Months	6 Months	9 Months	1 Year
Fund — Net asset value return	6.19%	(15.09)%	(44.87)%	(55.59)%
Fund — Total return, including distributions*	10.33%	2.63%	(50.13)%	(64.25)%
Barclays Capital U.S. Corporate High Yield Index[1]	5.98%	(12.97)%	(20.70)%	(19.31)%
Barclays Capital Ba U.S. High Yield Index[2]	9.02%	(5.07)%	(9.97)%	(8.97)%

*	Exclusive of brokerage commissions
[1]	Fund’s current Index, described below
[2]	Fund’s former Index, described below

Based on the NYSE closing price of $0.99 on March 31, 2009, the Fund’s shares have a dividend yield of 18.18%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

2009 Annual Report

HELIOS HIGH INCOME FUND, INC.

Over the last twelve months, investors witnessed a dramatic re-pricing of risk as the magnitude of the many problems facing both the economy and the financial markets became apparent. Risk premiums increased dramatically, equity markets fell precipitously, and investors who owned nearly anything but Treasuries were left reeling with losses. The markets for structured finance and structured products, in our opinion, are among the most dislocated. The fundamental performance of the mortgage and consumer loans that underlie these securities has continued to deteriorate. In corporate credit markets, high yield spreads widened to historical highs of nearly 2,000 basis points during the twelve-month period ended March 31, 2009, reflecting investor concerns about increasing default risk resulting from a weakening economy. As the first quarter of 2009 came to a close, what we found surprising is that defaults have not risen as much as headlines might suggest. According to JPMorgan Chase’s calculations, the trailing twelve-month default rate rose from 2.3% to 5.9% during the quarter, which is only slightly higher than the long-term average of 4.2%. A number of large companies defaulted in the quarter, and further deterioration in the rating agencies’ upgrade/downgrade ratio suggests that more trouble lies ahead.

This is the market environment that we have faced since taking over management of the Fund and embarking on its restructuring. As we have discussed in other reports and communications, our plan was to reduce the Fund’s holdings in complex mortgage and asset-backed securities in favor of corporate credit and to increase the overall credit quality of the Fund. We have increased the Fund’s allocation to corporate credit to 88% as of March 31, 2009, an increase of approximately 50% since taking over management of the Fund. We also have increased the credit quality of the Fund; 89% of the Fund was rated B or higher at March 31, 2009, an increase of 54%. Approximately 86% of the Fund is invested in high yield corporate bonds, and 2% in investment grade corporate bonds.

Corporate credit has not been immune to the problems facing the global financial markets. With a slowing economy, investors rightly are concerned about the likelihood of growing losses from defaults in the high yield market. Indeed, defaults have started to increase from record low levels a year ago, and there have been a number of high profile bankruptcies. Having access to capital, or not needing it, has become critical to survival as credit has become far more difficult to secure. We continue to see a high level of idiosyncratic risk where the fortunes of individual companies outweigh industry dynamics. This is typical as a credit downturn matures, and it highlights the importance of individual company analysis in a portfolio. We have focused our corporate credit exposure on companies with strong balance sheets, manageable debt maturities and a high likelihood of being able to access capital. Industry themes have mostly played a secondary role to this focus on corporate liquidity. This selectivity in determining the Fund’s credit exposure has resulted in few holdings in the lowest rated part of the market (i.e., securities rated CCC and lower). This higher quality positioning benefited the Fund’s relative performance as yield spreads widened to peak levels.

We continue to maintain our positive view of the high yield market despite the 350 basis point narrowing in yield spreads during the first quarter of 2009. While defaults will continue to rise and will likely exceed typical peak levels of around 10%, we recognize that yield spreads historically lead defaults lower by six to nine months. Meanwhile, yield spreads are already discounting a default rate in the high teens—well in excess of historical levels. We are encouraged that signs of life are evident in the credit and equity markets and continue to believe that current yield spreads offer appropriate compensation for the current market risks.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS HIGH INCOME FUND, INC.

Index Description

1 The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Barclays Capital Ba U.S. High Yield Index, formerly known as the Lehman Brothers Ba U.S. High Yield Index is the Ba component of the U.S. Corporate High Yield Index, a broad-based unmanaged index of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2009 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	18.18%

Weighted average coupon	7.08%

Average effective maturity	5.48 years

Percentage of leveraged assets	0.00%

Total number of holdings	87

CREDIT QUALITY

A and Above[2]	7%

BBB	5%

BB	38%

B	39%

CCC	5%

D	2%

Unrated	4%
Total	100%

ASSET ALLOCATION3

Asset-Backed Securities	4%

Mortgage-Backed Securities	1%

Investment Grade Corporate Bonds	2%

High Yield Corporate Bonds	86%

Common Stocks	3%

Short-term Investments	4%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared by the March 31, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

Hyperion Brookfield Asset Management, Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES – 3.7%
Collateralized Debt Obligations – 3.7%
Linker Finance PLC
Series 16A, Class E‡(a)(c)	4.06	%#	05/19/45	$2,000	$20,000
Steers Series 2007-A‡(a)(c)	3.99	†	06/20/18	5,000	1,100,000

Total Collateralized Debt Obligations (Cost $6,796,441)					1,120,000

Collateralized Loan Obligation – 0.0%
Credit Genesis CLO 2005‡(a)(c) (Cost $1,000,000)	0.00	†	06/23/10	1	6,000

Total ASSET-BACKED SECURITIES (Cost $7,796,441)					1,126,000

MORTGAGE-BACKED SECURITIES – 0.6%
Collateralized Mortgage Obligations – 0.6%
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3‡(a)(c)	12.50	#	09/25/46	473	0
Sasco NIM Trust Series 2003-S, Class A‡(a)(b)(c)	7.50	#	12/28/33	1,306	118,149
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3‡(a)(c)	12.50	#	10/25/46	736	50,462

Total Collateralized Mortgage Obligations (Cost $2,509,519)					168,611

Total MORTGAGE-BACKED SECURITIES (Cost $2,509,519)					168,611

INVESTMENT GRADE CORPORATE BONDS – 1.7%
Consumer Non-Cyclical – 0.8%
CVS Caremark Corp. (Cost – $256,747).	5.75		06/01/17	250	243,791

Telecommunications – 0.9%
Comcast Cable Communications Holdings (Cost – $263,094)	8.38		03/15/13	250	267,357

Total INVESTMENT GRADE CORPORATE BONDS (Cost $519,841)					511,148

HIGH YIELD CORPORATE BONDS – 84.7%
Basic Industry – 12.7%
AK Steel Corp.	7.75		06/15/12	500	392,500
Arch Western Finance LLC	6.75		07/01/13	500	457,500
Buckeye Technologies Inc.	8.50		10/01/13	500	437,500
Freeport McMoRan Copper & Gold	8.38		04/01/17	500	467,500
Georgia-Pacific Corp.	8.13		05/15/11	750	745,313

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Momentive Performance	9.75%		12/01/14	$500	$147,500
Steel Dynamics Inc.	6.75		04/01/15	500	338,750
Tube City IMS Corp.	9.75		02/01/15	500	76,250
US Steel Corp.	7.00		02/01/18	500	341,208
Westlake Chemical Corp.	6.63		01/15/16	625	437,500

Total Basic Industry (Cost $4,924,656)					3,841,521

Capital Goods – 10.5%
Alliant Techsystems Inc.	6.75		04/01/16	500	475,000
Case Corp.	7.25		01/15/16	500	365,000
Crown Americas LLC	7.75		11/15/15	500	502,500
Crown Cork & Seal Company Inc.	8.00		04/15/23	125	111,250
Jefferson Smurfit Corp.	8.25	#	10/01/12	500	62,500
L-3 Communications Corp.	6.13		01/15/14	500	472,500
Mueller Water Products Inc.	7.38		06/01/17	500	257,500
Owens-Illinois Inc.	7.80		05/15/18	500	485,000
Terex Corp.	7.38		01/15/14	500	432,500

Total Capital Goods (Cost $3,959,478)					3,163,750

Consumer Cyclical – 12.3%
ACE Hardware Corp.‡(a)	9.13		06/01/16	500	410,000
Church & Dwight Company Inc.	6.00		12/15/12	500	497,500
Collective Brands Inc.	8.25		08/01/13	250	197,500
Couche-Tard U.S. LP	7.50		12/15/13	625	614,062
Ford Motor Credit Co.	7.00		10/01/13	250	167,165
GameStop Corp.	8.00		10/01/12	625	631,250
General Motors Corp.	7.13		07/15/13	250	35,625
Levi Strauss & Co.	9.75		01/15/15	500	430,000
Phillips-Van Heusen Corp.	7.25		02/15/11	500	481,250
TRW Automotive Inc.‡(a)	7.25		03/15/17	625	259,375

Total Consumer Cyclical (Cost $4,091,145)					3,723,727

Consumer Non-Cyclical – 8.1%
Constellation Brands Inc.	7.25		05/15/17	500	475,000
Delhaize Group	6.50		06/15/17	500	483,327
Jarden Corp.	7.50		05/01/17	625	503,125
Stater Brothers Holdings	8.13		06/15/12	500	492,500
SUPERVALU Inc.	7.50		05/15/12	500	491,250

Total Consumer Non-Cyclical (Cost $2,517,460)					2,445,202

Energy – 13.6%
Chesapeake Energy Corp.	6.88		01/15/16	500	420,000
El Paso Corp.	6.88		06/15/14	500	445,359
Frontier Oil Corp.	6.63		10/01/11	500	487,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Newfield Exploration Co.	6.63%		09/01/14	$500	$452,500
Pioneer Natural Resource	6.65		03/15/17	250	189,647
Range Resources Corp.	7.50		05/15/16	500	461,250
SESI LLC	6.88		06/01/14	625	506,250
Southwestern Energy Co.‡(a)	7.50		02/01/18	167	161,155
Whiting Petroleum Corp.	7.25		05/01/13	625	490,625
Williams Companies Inc.‡(a)	6.38		10/01/10	500	491,990

Total Energy (Cost $4,374,893)					4,106,276

Media – 3.6%
CCH I LLC / CCH I Capital Corp.	11.00	#	10/01/15	250	26,875
Charter Communications Operating LLC‡(a)(e)	8.38		04/30/14	700	616,000
Mediacom Broadband LLC	8.50		10/15/15	500	450,000

Total Media (Cost $1,322,188)					1,092,875

Services Cyclical – 10.0%
AMC Entertainment Inc.	8.63		08/15/12	500	491,250
ARAMARK Corp.	8.50		02/01/15	500	460,000
FireKeepers Development Authority‡(a)	13.88		05/01/15	500	305,000
Iron Mountain Inc.	8.75		07/15/18	625	620,313
Pokagon Gaming Authority‡(a)	10.38		06/15/14	500	415,000
Seneca Gaming Corp.	7.25		05/01/12	500	319,375
United Rentals North America Inc.	6.50		02/15/12	500	400,000

Total Services Cyclical (Cost $3,515,099)					3,010,938

Services Non-Cyclical – 3.3%
HCA Inc.	9.25		11/15/16	625	568,750
Service Corp. International	6.75		04/01/16	500	435,000

Total Services Non-Cyclical (Cost $1,081,846)					1,003,750

Technology & Electronics – 2.8%
Flextronics International Limited	6.25		11/15/14	500	422,500
Sungard Data Systems Inc.	10.25		08/15/15	625	437,500

Total Technology & Electronics (Cost $1,102,233)					860,000

Telecommunications – 7.8%
American Tower Corp.	7.00		10/15/17	500	492,500
Cincinnati Bell Inc.	8.38		01/15/14	500	470,000
CSC Holdings Inc.‡(a)	8.50		04/15/14	500	492,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Frontier Communications Corp.	6.25%	01/15/13	$500	$453,125
Windstream Corp.	7.00	03/15/19	500	440,000

Total Telecommunications (Cost $2,389,236)				2,348,125

Total HIGH YIELD CORPORATE BONDS (Cost $29,278,234)				25,596,164

MUNICIPAL SECURITIES – 0.2%
Muni-Arizona – 0.2%
Pima County Arizona Industrial Development Authority(d)	13.10	06/01/09	25	24,419
Pima County Arizona Industrial Development Authority(d)	12.10	06/01/10	35	30,756

Total Muni-Arizona (Cost $57,504)				55,175

Total MUNICIPAL SECURITIES (Cost $57,504)				55,175

			Shares

COMMON STOCKS – 3.2%
Consumer Products – 0.3%
The Coca-Cola Co. (Cost $75,477)			1,750	76,912

Energy – 0.4%
Southern Union Co. (Cost $94,228)			7,500	114,150

Finance & Investment – 0.4%
FSI Realty Trust(c)			72,000	1
FSI Realty Trust‡(a)(c)			26,200	0
Mid Country*‡(a)(c)			38,235	125,411

Total Finance & Investment (Cost $1,482,977)				125,412

Industrials – 0.5%
General Electric Co.			7,500	75,825
Port Townsend Company Inc.*(a)(c)			875	0
United States Steel Corp.			4,000	84,520

Total Industrials (Cost $760,820)				160,345

Telecommunications – 1.6%
AT&T Inc.			5,000	126,000
Frontier Communications Corp.			10,000	71,800
Qwest Communications International Inc.			25,000	85,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

			Shares	Value (Note 2)

COMMON STOCKS (continued)
Verizon Communications Inc.			4,000	$120,800
Windstream Corp.			10,000	80,600

Total Telecommunications (Cost $631,277)				484,700

Total COMMON STOCKS (Cost $3,044,779)				961,519

	Interest Rate	Maturity	Principal Amount (000s)

SHORT TERM INVESTMENT – 4.1%
State Street Euro Dollar Time Deposit (Cost $1,227,832)	0.01%	04/01/09	$1,228	1,227,832

Total Investments – 98.2% (Cost $44,434,150)				29,646,449
Other Assets in Excess of Liabilities – 1.8%				543,097

NET ASSETS – 100.0%				$30,189,546

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc. (formerly known as RMK Multi-Sector High Income Fund) seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.)

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of March 31, 2009, compared with the Fund’s current and former Indices.

	3 Months	6 Months	9 Months	1 Year
Fund — Net asset value return	7.09%	(12.00)%	(51.66)%	(62.35)%
Fund — Total return, including distributions*	17.93%	4.70%	(58.52)%	(72.05)%
Barclays Capital U.S. Corporate High Yield Index[1]	5.98%	(12.97)%	(20.70)%	(19.31)%
Barclays Capital Ba U.S. High Yield Index[2]	9.02%	(5.07)%	(9.97)%	(8.97)%

*	Exclusive of brokerage commissions
[1]	Fund’s current Index, described below
[2]	Fund’s former Index, described below

Based on the NYSE closing price of $0.71 on March 31, 2009, the Fund’s shares have a dividend yield of 16.90%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Hyperion Brookfield Asset Management, Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Over the last twelve months, investors witnessed a dramatic re-pricing of risk as the magnitude of the many problems facing both the economy and the financial markets became apparent. Risk premiums increased dramatically, equity markets fell precipitously, and investors who owned nearly anything but Treasuries were left reeling with losses. The markets for structured finance and structured products, in our opinion, are among the most dislocated. The fundamental performance of the mortgage and consumer loans that underlie these securities has continued to deteriorate. In corporate credit markets, high yield spreads widened to historical highs of nearly 2,000 basis points during the twelve-month period ended March 31, 2009, reflecting investor concerns about increasing default risk resulting from a weakening economy. As the first quarter of 2009 came to a close, what we found surprising is that defaults have not risen as much as headlines might suggest. According to JPMorgan Chase’s calculations, the trailing twelve-month default rate rose from 2.3% to 5.9% during the quarter, which is only slightly higher than the long-term average of 4.2%. A number of large companies defaulted in the quarter, and further deterioration in the rating agencies’ upgrade/downgrade ratio suggests that more trouble lies ahead.

This is the market environment that we have faced since taking over management of the Fund and embarking on its restructuring. As we have discussed in other reports and communications, our plan was to reduce the Fund’s holdings in complex mortgage and asset-backed securities in favor of corporate credit and to increase the overall credit quality of the Fund. We have increased the Fund’s allocation to corporate credit to 89% as of March 31, 2009, an increase of more than 50% since taking over management of the Fund. We also have increased the credit quality of the Fund; 89% of the Fund was rated B or higher at March 31, 2009, an increase of 56%. Approximately 83% of the Fund is invested in high yield corporate bonds, and 6% in investment grade corporate bonds.

Corporate credit has not been immune to the problems facing the global financial markets. With a slowing economy, investors rightly are concerned about the likelihood of growing losses from defaults in the high yield market. Indeed, defaults have started to increase from record low levels a year ago, and there have been a number of high profile bankruptcies. Having access to capital, or not needing it, has become critical to survival as credit has become far more difficult to secure. We continue to see a high level of idiosyncratic risk where the fortunes of individual companies outweigh industry dynamics. This is typical as a credit downturn matures, and it highlights the importance of individual company analysis in a portfolio. We have focused our corporate credit exposure on companies with strong balance sheets, manageable debt maturities and a high likelihood of being able to access capital. Industry themes have mostly played a secondary role to this focus on corporate liquidity. This selectivity in determining the Fund’s credit exposure has resulted in few holdings in the lowest rated part of the market (i.e., securities rated CCC and lower). This higher quality positioning benefited the Fund’s relative performance as yield spreads widened to peak levels.

We continue to maintain our positive view of the high yield market despite the 350 basis point narrowing in yield spreads during the first quarter of 2009. While defaults will continue to rise and will likely exceed typical peak levels of around 10%, we recognize that yield spreads historically lead defaults lower by six to nine months. Meanwhile, yield spreads are already discounting a default rate in the high teens—well in excess of historical levels. We are encouraged that signs of life are evident in the credit and equity markets and continue to believe that current yield spreads offer appropriate compensation for the current market risks.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

2009 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Index Description

1 The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index, covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Barclays Capital Ba U.S. High Yield Index, formerly known as the Lehman Brothers Ba U.S. High Yield Index is the Ba component of the U.S. Corporate High Yield Index, a broad-based unmanaged index of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

Hyperion Brookfield Asset Management, Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	16.90%

Weighted average coupon	6.94%

Average effective maturity	5.53 years

Percentage of leveraged assets	0.45%

Total number of holdings	85

CREDIT QUALITY

A and Above[2]	8%

BBB	8%

BB	39%

B	34%

CCC	5%

D	2%

Unrated	4%
Total	100%

ASSET ALLOCATION3

Asset-Backed Securities	4%

Investment Grade Corporate Bonds	6%

High Yield Corporate Bonds	83%

Common Stocks	3%

Short-term Investments	4%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared by the March 31, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2009 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES – 3.7%
Collateralized Debt Obligations – 3.6%
Linker Finance PLC Series 16A, Class E‡(a)(c)	4.06	%#	05/19/45	$5,000	$50,000
Steers Series 2007-A‡(a)(c)	3.99	†	06/20/18	5,250	1,155,000

Total Collateralized Debt Obligations (Cost $9,948,458)					1,205,000

Collateralized Loan Obligation – 0.1%
Credit Genesis CLO 2005‡(a)(c) (Cost $2,970,000)	0.00	†	06/23/10	3	18,000

Total ASSET-BACKED SECURITIES (Cost $12,918,458)					1,223,000

MORTGAGE-BACKED SECURITIES – 0.3%
Collateralized Mortgage Obligations – 0.3%
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3‡(a)(c) (Cost $1,471,200)	12.50	#	10/25/46	1,471	100,924

Total MORTGAGE-BACKED SECURITIES (Cost $1,471,200)					100,924

INVESTMENT GRADE CORPORATE BONDS – 5.3%
Consumer Non-Cyclical – 1.5%
CVS Caremark Corp. (Cost – $479,376).	5.75		06/01/17	500	487,581

Telecommunications – 3.8%
Comcast Cable Communications Holdings	8.38		03/15/13	500	534,715
Rogers Communications Inc.	6.80		08/15/18	500	499,739
Rogers Wireless Inc.	6.38		03/01/14	250	253,095

Total Telecommunications (Cost – $1,278,199)					1,287,549

Total INVESTMENT GRADE CORPORATE BONDS (Cost $1,757,575)					1,775,130

HIGH YIELD CORPORATE BONDS – 81.4%
Basic Industry – 11.5%
AK Steel Corp.	7.75		06/15/12	500	392,500
Arch Western Finance LLC	6.75		07/01/13	500	457,500
Buckeye Technologies Inc.	8.50		10/01/13	500	437,500
Freeport McMoRan Copper & Gold	8.38		04/01/17	500	467,500
Georgia-Pacific Corp.	8.13		05/15/11	500	496,875
Momentive Performance	9.75		12/01/14	500	147,500
Steel Dynamics Inc.	6.75		04/01/15	500	338,750

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Tube City IMS Corp.	9.75%		02/01/15	$500	$76,250
US Steel Corp.	7.00		02/01/18	1,000	682,416
Westlake Chemical Corp.	6.63		01/15/16	500	350,000

Total Basic Industry (Cost $4,859,536)					3,846,791

Capital Goods – 11.1%
Alliant Techsystems Inc.	6.75		04/01/16	500	475,000
Case Corp.	7.25		01/15/16	500	365,000
Crown Americas LLC	7.75		11/15/15	500	502,500
Crown Cork & Seal Company Inc.	8.00		04/15/23	250	222,500
Jefferson Smurfit Corp.	8.25	#	10/01/12	500	62,500
L-3 Communications Corp.	6.13		01/15/14	500	472,500
Mueller Water Products Inc.	7.38		06/01/17	500	257,500
Owens-Illinois Inc.	7.80		05/15/18	500	485,000
Terex Corp.	7.38		01/15/14	1,000	865,000

Total Capital Goods (Cost $4,496,409)					3,707,500

Consumer Cyclical – 11.7%
ACE Hardware Corp.‡(a)	9.13		06/01/16	500	410,000
Collective Brands Inc.	8.25		08/01/13	250	197,500
Couche-Tard U.S. LP	7.50		12/15/13	1,000	982,500
Ford Motor Credit Co.	7.00		10/01/13	250	167,166
GameStop Corp.	8.00		10/01/12	1,000	1,010,000
General Motors Corp.	7.13		07/15/13	250	35,625
Levi Strauss & Co.	9.75		01/15/15	500	430,000
Phillips-Van Heusen Corp.	7.25		02/15/11	500	481,250
TRW Automotive Inc.‡(a)	7.25		03/15/17	500	207,500

Total Consumer Cyclical (Cost $4,203,472)					3,921,541

Consumer Non-Cyclical – 8.5%
Church & Dwight Company Inc.	6.00		12/15/12	500	497,500
Constellation Brands Inc.	7.25		05/15/17	500	475,000
Delhaize Group	6.50		06/15/17	500	483,327
Jarden Corp.	7.50	@	05/01/17	500	402,500
Stater Brothers Holdings	8.13		06/15/12	500	492,500
SUPERVALU Inc.	7.50		05/15/12	500	491,250

Total Consumer Non-Cyclical (Cost $2,883,331)					2,842,077

Energy – 13.8%
Chesapeake Energy Corp.	6.88		01/15/16	500	420,000
El Paso Corp.	6.88		06/15/14	500	445,359
Frontier Oil Corp	6.63		10/01/11	500	487,500
Newfield Exploration Co.	6.63		09/01/14	500	452,500
Pioneer Natural Resource	6.65		03/15/17	250	189,647

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Range Resources Corp.	7.50%		05/15/16	$500	$461,250
SeaMetric International AS(c)	11.63		05/25/12	800	320,000
SESI LLC	6.88		06/01/14	500	405,000
Southwestern Energy Co.‡(a)	7.50		02/01/18	167	161,155
Whiting Petroleum Corp.	7.25		05/01/13	1,000	785,000
Williams Companies Inc.‡(a)	6.38		10/01/10	500	491,990

Total Energy (Cost $5,394,914)					4,619,401

Media – 3.6%
CCH I LLC/CCH I Capital Corp.	11.00	#	10/01/15	500	53,750
Charter Communications Operating LLC‡(a)(e)	8.38		04/30/14	800	704,000
Mediacom Broadband LLC	8.50		10/15/15	500	450,000

Total Media (Cost $1,549,480)					1,207,750

Services Cyclical – 8.1%
AMC Entertainment Inc.	8.63		08/15/12	500	491,250
ARAMARK Corp.	8.50		02/01/15	500	460,000
FireKeepers Development Authority‡(a)	13.88		05/01/15	500	305,000
Iron Mountain Inc.	8.75		07/15/18	750	744,375
Seneca Gaming Corp.	7.25		05/01/12	500	319,375
United Rentals North America Inc.	6.50		02/15/12	500	400,000

Total Services Cyclical (Cost $3,094,910)					2,720,000

Services Non-Cyclical – 2.7%
HCA Inc.	9.25		11/15/16	500	455,000
Service Corp. International	6.75		04/01/16	500	435,000

Total Services Non-Cyclical (Cost $952,828)					890,000

Technology & Electronics – 3.4%
Flextronics International Limited	6.25		11/15/14	500	422,500
Sungard Data Systems Inc.	10.25		08/15/15	1,000	700,000

Total Technology & Electronics (Cost $1,419,794)					1,122,500

Telecommunications – 7.0%
American Tower Corp.	7.00		10/15/17	500	492,500
Cincinnati Bell Inc.	8.38		01/15/14	500	470,000
CSC Holdings Inc.‡(a)	8.50		04/15/14	500	492,500
Frontier Communications Corp.	6.25		01/15/13	500	453,125
Windstream Corp.	7.00		03/15/19	500	440,000

Total Telecommunications (Cost $2,384,613)					2,348,125

Total HIGH YIELD CORPORATE BONDS (Cost $31,239,287)					27,225,685

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

			Shares	Value (Note 2)

COMMON STOCKS – 3.0%
Consumer Products – 0.3%
The Coca-Cola Co. (Cost $86,259)			2,000	$87,900

Energy – 0.3%
Southern Union Co. (Cost $94,228)			7,500	114,150

Finance & Investment – 0.5%
FSI Realty Trust(c)			200,000	2
FSI Realty Trust‡(a)(c)			35,000	0
Mid Country*‡(a)(c)			52,941	173,646

Total Finance & Investment (Cost $2,871,557)				173,648

Industrials – 0.5%
General Electric Co.			7,500	75,825
Port Townsend Company Inc.*(a)(c)			1,300	0
United States Steel Corp.			4,000	84,520

Total Industrials (Cost $957,799)				160,345

Telecommunications – 1.4%
AT&T Inc.			5,000	126,000
Frontier Communications Corp.			10,000	71,800
Qwest Communications International Inc.			25,000	85,500
Verizon Communications Inc.			4,000	120,800
Windstream Corp.			10,000	80,600

Total Telecommunications (Cost $622,975)				484,700

Total COMMON STOCKS (Cost $4,632,818)				1,020,743

	Interest Rate	Maturity	Principal Amount (000s)

SHORT TERM INVESTMENT – 4.3%
State Street Euro Dollar Time Deposit (Cost $1,451,692)	0.01%	04/01/09	$1,452	1,451,692

Total Investments – 98.0% (Cost $53,471,030)				32,797,174
Other Assets in Excess of Liabilities – 2.0%				663,051

NET ASSETS – 100.0%				$33,460,225

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. (formerly known as the RMK Strategic Income Fund, Inc.) seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make principal or interest payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are subject to great price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leveraged proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of March 31, 2009, compared with the Fund’s current and former Indices.

	3 Months	6 Months	9 Months	1 Year
Fund — Net asset value return	3.40%	(19.25)%	(48.69)%	(59.20)%
Fund — Total return, including distributions*	1.73%	(4.95)%	(54.53)%	(65.85)%
Barclays Capital U.S. Corporate High Yield Index[1]	5.98%	(12.97)%	(20.70)%	(19.31)%
Barclays Capital Ba U.S. High Yield Index[2]	9.02%	(5.07)%	(9.97)%	(8.97)%

*	Exclusive of brokerage commissions
[1]	Fund’s current Index, described below
[2]	Fund’s former Index, described below

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Based on the NYSE closing price of $0.82 on March 31, 2009, the Fund’s shares have a dividend yield of 21.95%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Over the last twelve months, investors witnessed a dramatic re-pricing of risk as the magnitude of the many problems facing both the economy and the financial markets became apparent. Risk premiums increased dramatically, equity markets fell precipitously, and investors who owned nearly anything but Treasuries were left reeling with losses. The markets for structured finance and structured products, in our opinion, are among the most dislocated. The fundamental performance of the mortgage and consumer loans that underlie these securities has continued to deteriorate. In corporate credit markets, high yield spreads widened to historical highs of nearly 2,000 basis points during the twelve-month period ended March 31, 2009, reflecting investor concerns about increasing default risk resulting from a weakening economy. As the first quarter of 2009 came to a close, what we found surprising is that defaults have not risen as much as headlines might suggest. According to JPMorgan Chase’s calculations, the trailing twelve-month default rate rose from 2.3% to 5.9% during the quarter, which is only slightly higher than the long-term average of 4.2%. A number of large companies defaulted in the quarter, and further deterioration in the rating agencies’ upgrade/downgrade ratio suggests that more trouble lies ahead.

This is the market environment that we have faced since taking over management of the Fund and embarking on its restructuring. As we have discussed in other reports and communications, our plan was to reduce the Fund’s holdings in complex mortgage and asset-backed securities in favor of corporate credit and to increase the overall credit quality of the Fund. We have increased the Fund’s allocation to corporate credit to 84% as of March 31, 2009, an increase of more than 35% since taking over management of the Fund. We also have increased the credit quality of the Fund; 88% of the Fund was rated B or higher at March 31, 2009, an increase of 52%. Approximately 76% of the Fund is invested in high yield corporate bonds, and 8% in investment grade corporate bonds.

Corporate credit has not been immune to the problems facing the global financial markets. With a slowing economy, investors rightly are concerned about the likelihood of growing losses from defaults in the high yield market. Indeed, defaults have started to increase from record low levels a year ago, and there have been a number of high profile bankruptcies. Having access to capital, or not needing it, has become critical to survival as credit has become far more difficult to secure. We continue to see a high level of idiosyncratic risk where the fortunes of individual companies outweigh industry dynamics. This is typical as a credit downturn matures, and it highlights the importance of individual company analysis in a portfolio. We have focused our corporate credit exposure on companies with strong balance sheets, manageable debt maturities and a high likelihood of being able to access capital. Industry themes have mostly played a secondary role to this focus on corporate liquidity. This selectivity in determining the Fund’s credit exposure has resulted in few holdings in the lowest rated part of the market (i.e., securities rated CCC and lower). This higher quality positioning benefited the Fund’s relative performance as yield spreads widened to peak levels.

We continue to maintain our positive view of the high yield market despite the 350 basis point narrowing in yield spreads during the first quarter of 2009. While defaults will continue to rise and will likely exceed typical peak levels of around 10%, we recognize that yield spreads historically lead defaults lower by six to nine months. Meanwhile, yield spreads are already discounting a default rate in the high teens—well in excess of historical levels. We are encouraged that signs of life are evident in the credit and equity markets and continue to believe that current yield spreads offer appropriate compensation for the current market risks.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those

2009 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Index Description

1 The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Barclays Capital Ba U.S. High Yield Index, formerly known as the Lehman Brothers Ba U.S. High Yield Index is the Ba component of the U.S. Corporate High Yield Index, a broad-based unmanaged index of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics

March 31, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	21.95%

Weighted average coupon	6.58%

Average effective maturity	5.26 years

Percentage of leveraged assets	0.00%

Total number of holdings	78

CREDIT QUALITY

A and Above[2]	14%

BBB	16%

BB	28%

B	30%

CCC	4%

D	2%

Unrated	6%
Total	100%

ASSET ALLOCATION3

Asset-Backed Securities	5%

Investment Grade Corporate Bonds	8%

High Yield Corporate Bonds	76%

Common Stocks	4%

Short-term Investments	7%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared by the March 31, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2009 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES – 5.0%
Collateralized Debt Obligations – 3.8%
Linker Finance PLC
Series 16A, Class E‡(a)(c)	4.06	%#	05/19/45	$2,000	$20,000
Steers Series 2007-A‡(a)(c)	3.99	†	06/20/18	5,000	1,100,000

Total Collateralized Debt Obligations (Cost $6,796,440)					1,120,000

Collateralized Loan Obligation – 0.0%
Credit Genesis CLO 2005‡(a)(c) (Cost $1,000,000)	0.00	†	06/23/10	1	6,000

Home Equity Loan – 1.2%
Lake Country Mortgage Loan Trust Series 2006-HE1, Class M8‡(a)(b)(c) (Cost $3,271,466)	3.27	†#	07/25/34	3,915	354,621

Total ASSET-BACKED SECURITIES (Cost $11,067,906)					1,480,621

MORTGAGE-BACKED SECURITIES – 0.2%
Collateralized Mortgage Obligations – 0.2%
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3‡(a)(c)	12.50	#	09/25/46	945	0
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3‡(a)(c)	12.50	#	10/25/46	736	50,462

Total Collateralized Mortgage Obligations (Cost $1,695,417)					50,462

Total MORTGAGE-BACKED SECURITIES (Cost $1,695,417)					50,462

INVESTMENT GRADE CORPORATE BONDS – 7.7%
Consumer Non-Cyclical – 2.5%
CVS Caremark Corp.	5.75		06/01/17	500	487,581
McKesson Corp.	5.25		03/01/13	250	247,705

Total Consumer Non-Cyclical (Cost – $747,097)					735,286

Telecommunications – 5.2%
Comcast Cable Communications Holdings	8.38		03/15/13	500	534,714
Rogers Wireless Inc.	6.38		03/01/14	500	506,190
Time Warner Cable Inc.	8.25		04/01/19	500	513,811

Total Telecommunications (Cost – $1,498,796)					1,554,715

Total INVESTMENT GRADE CORPORATE BONDS (Cost $2,245,893)					2,290,001

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS – 71.4%
Basic Industry – 6.6%
Buckeye Technologies Inc.	8.50%		10/01/13	$500	$437,500
Freeport McMoRan Copper & Gold	8.38		04/01/17	500	467,500
Georgia-Pacific Corp.	8.13		05/15/11	500	496,875
Momentive Performance	9.75		12/01/14	500	147,500
Tube City IMS Corp.	9.75		02/01/15	500	76,250
Westlake Chemical Corp.	6.63		01/15/16	500	350,000

Total Basic Industry (Cost $2,884,470)					1,975,625

Capital Goods – 10.6%
Alliant Techsystems Inc.	6.75		04/01/16	500	475,000
Case Corp.	7.25		01/15/16	500	365,000
Crown Americas LLC	7.75		11/15/15	500	502,500
Crown Cork & Seal Company Inc.	8.00		04/15/23	125	111,250
Jefferson Smurfit Corp.	8.25	#	10/01/12	500	62,500
L-3 Communications Corp.	6.13		01/15/14	500	472,500
Mueller Water Products Inc.	7.38		06/01/17	500	257,500
Owens-Illinois Inc.	7.80		05/15/18	500	485,000
Terex Corp.	7.38		01/15/14	500	432,500

Total Capital Goods (Cost $3,959,473)					3,163,750

Consumer Cyclical – 7.8%
ACE Hardware Corp.‡(a)	9.13		06/01/16	500	410,000
Collective Brands Inc.	8.25		08/01/13	250	197,500
Couche-Tard U.S. LP	7.50		12/15/13	625	614,062
Ford Motor Credit Co.	7.00		10/01/13	250	167,166
GameStop Corp.	8.00		10/01/12	625	631,250
General Motors Corp.	7.13		07/15/13	250	35,625
TRW Automotive Inc.‡(a)	7.25		03/15/17	625	259,375

Total Consumer Cyclical (Cost $2,744,691)					2,314,978

Consumer Non-Cyclical – 7.8%
Constellation Brands Inc.	7.25		05/15/17	500	475,000
Delhaize Group	6.50		06/15/17	1,000	966,654
Jarden Corp.	7.50		05/01/17	500	402,500
Stater Brothers Holdings	8.13		06/15/12	500	492,500

Total Consumer Non-Cyclical (Cost $2,359,128)					2,336,654

Energy – 14.7%
Chesapeake Energy Corp.	6.88		01/15/16	500	420,000
El Paso Corp.	6.88		06/15/14	500	445,359
Newfield Exploration Co.	6.63		09/01/14	500	452,500
Range Resources Corp.	7.50		05/15/16	500	461,250
SeaMetric International AS(c)	11.63		05/25/12	1,500	600,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
SESI LLC	6.88%		06/01/14	$625	$506,250
Whiting Petroleum Corp.	7.25		05/01/13	625	490,625
Williams Companies Inc.‡(a)	6.38		10/01/10	1,035	1,018,419

Total Energy (Cost $5,548,534)					4,394,403

Media – 3.1%
CCH I LLC/CCH I Capital Corp.	11.00	#	10/01/15	250	26,875
Charter Communications Operating LLC‡(a)(e)	8.38		04/30/14	500	440,000
Mediacom Broadband LLC	8.50		10/15/15	500	450,000

Total Media (Cost $1,139,817)					916,875

Services Cyclical – 8.3%
AMC Entertainment Inc.	8.63		08/15/12	500	491,250
ARAMARK Corp.	8.50		02/01/15	500	460,000
FireKeepers Development Authority‡(a)	13.88		05/01/15	500	305,000
Iron Mountain Inc.	8.75		07/15/18	500	496,250
Pokagon Gaming Authority‡(a)	10.38		06/15/14	500	415,000
Seneca Gaming Corp.	7.25		05/01/12	500	319,375

Total Services Cyclical (Cost $2,990,938)					2,486,875

Services Non-Cyclical – 3.4%
HCA Inc.	9.25		11/15/16	625	568,750
Service Corp. International	6.75		04/01/16	500	435,000

Total Services Non-Cyclical (Cost $1,081,846)					1,003,750

Technology & Electronics – 2.9%
Flextronics International Limited	6.25		11/15/14	500	422,500
Sungard Data Systems Inc.	10.25		08/15/15	625	437,500

Total Technology & Electronics (Cost $1,102,233)					860,000

Telecommunications – 6.2%
American Tower Corp.	7.00		10/15/17	500	492,500
Cincinnati Bell Inc.	8.38		01/15/14	500	470,000
Frontier Communications Corp.	6.25		01/15/13	500	453,125
Windstream Corp.	7.00		03/15/19	500	440,000

Total Telecommunications (Cost $1,921,736)					1,855,625

Total HIGH YIELD CORPORATE BONDS (Cost $25,732,866)					21,308,535

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

MUNICIPAL SECURITIES – 0.2%
Muni-Arizona – 0.2%
Pima County Arizona Industrial Development Authority(d)	13.10%	06/01/09	$25	$24,419
Pima County Arizona Industrial Development Authority(d)	12.10	06/01/10	35	30,756

Total Muni-Arizona (Cost $57,504)				55,175

Total MUNICIPAL SECURITIES (Cost $57,504)				55,175

			Shares

COMMON STOCKS – 3.3%
Consumer Products – 0.3%
The Coca-Cola Co. (Cost $78,712)			1,825	80,209

Energy – 0.4%
Southern Union Co. (Cost $94,228)			7,500	114,150

Finance & Investment – 0.5%
FSI Realty Trust(c)			92,000	1
FSI Realty Trust‡(a)(c)			26,200	0
Mid Country*‡(a)(c)			42,647	139,882

Total Finance & Investment (Cost $1,724,566)				139,883

Industrials – 0.5%
General Electric Co.			7,500	75,825
Port Townsend Company Inc.*(a)(c)			1,050	0
United States Steel Corp.			4,000	84,520

Total Industrials (Cost $858,137)				160,345

Telecommunications – 1.6%
AT&T Inc.			5,000	126,000
Frontier Communications Corp.			10,000	71,800
Qwest Communications International Inc.			25,000	85,500
Verizon Communications Inc.			4,000	120,800
Windstream Corp.			10,000	80,600

Total Telecommunications (Cost $631,277)				484,700

Total COMMON STOCKS (Cost $3,386,920)				979,287

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

SHORT TERM INVESTMENT – 6.9%
State Street Euro Dollar Time Deposit (Cost $2,068,650)	0.01%	04/01/09	$2,069	$2,068,650

Total Investments – 94.7% (Cost $46,255,156)				28,232,731
Other Assets in Excess of Liabilities – 5.3%				1,582,773

NET ASSETS – 100.0%				$29,815,504

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Portfolios of Investments

March 31, 2009

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

*	—	Non-income producing security.
#	—	Issuer is currently in default on its regularly scheduled interest payment.
@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreement. (Note 6)
†	—	Variable Rate Security – Interest rate shown is the rate in effect as of March 31, 2009.
‡	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$5,705,382	14.03%
Helios High Income Fund, Inc.	4,571,042	15.14
Helios Multi-Sector High Income Fund, Inc.	4,269,715	12.76
Helios Strategic Income Fund, Inc.	4,518,759	15.16

(a)	—	Private Placement.
(b)	—	Investment in subprime security. As of March 31, 2009, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios High Income Fund, Inc.	$118,149	0.39%
Helios Strategic Income Fund, Inc.	354,621	1.19

(c)	—	Security valued in good faith pursuant to fair value procedures adopted by the Board of Directors. As of March 31, 2009, the total values of all such securities were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$2,427,463	5.97%
Helios High Income Fund, Inc.	1,420,023	4.70
Helios Multi-Sector High Income Fund, Inc.	1,817,572	5.43
Helios Strategic Income Fund, Inc.	2,270,966	7.62

(d)	—	Zero-coupon bond – Interest rate represents current yield to maturity.
(e)	—

Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Funds own senior debt issued by this company that continues to receive income payments.

ABS	—	Asset-Backed Security.
CBO	—	Certificate-Backed Obligation.
CDO	—	Collateralized Debt Obligation.
CLO	—	Collateralized Loan Obligation.
NIM	—	Net Interest Margin.

2009 Annual Report

HELIOS FUNDS

Statements of Assets and Liabilities

March 31, 2009

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$38,502,961	$28,418,617	$31,345,482	$26,164,081
Investment in time deposit, at value	458,230	1,227,832	1,451,692	2,068,650

Total investments	38,961,191	29,646,449	32,797,174	28,232,731
Cash	101	101	100	101
Net receivable from advisor (Note 4)	47,122	35,063	54,545	44,389
Interest and dividends receivable	1,019,754	726,963	798,316	688,533
Receivable for investments sold	877,998	3,851	438,998	885,204
Prepaid expenses and other assets	54,835	53,981	54,478	48,414

Total assets	40,961,001	30,466,408	34,143,611	29,899,372

Liabilities:
Reverse repurchase agreements (Note 6)	—	—	150,000	—
Interest payable for reverse repurchase agreements (Note 6)	—	—	433	—
Payable for investments purchased	195,785	195,785	449,153	—
Administration fee payable (Note 4)	5,458	4,127	4,550	4,118
Accrued expenses	83,351	76,950	79,250	79,750

Total liabilities	284,594	276,862	683,386	83,868

Net Assets	$40,676,407	$30,189,546	$33,460,225	$29,815,504

Composition of Net Assets:
Capital stock, at par value ($.0001 par value, 1,000,000,000 shares authorized) (Note 7)	$3,268	$2,419	$3,791	$2,947
Additional paid-in capital (Note 7)	456,279,779	338,533,603	494,012,531	403,018,378
Accumulated net realized loss on investments	(394,962,880)	(293,558,775)	(439,882,241)	(355,183,396)
Net unrealized depreciation on investments	(20,643,760)	(14,787,701)	(20,673,856)	(18,022,425)

Net assets applicable to capital stock outstanding	$40,676,407	$30,189,546	$33,460,225	$29,815,504

Investments, at identified cost	$59,604,951	$44,434,150	$53,471,030	$46,255,156

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	32,682,733	24,181,420	37,904,329	29,476,068
Net asset value per share	$1.24	$1.25	$0.88	$1.01

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2009

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$10,370,206	$8,259,864	$9,731,955	$11,707,862
Dividends	58,184	46,812	57,332	50,144

Total investment income	10,428,390	8,306,676	9,789,287	11,758,006

Expenses:
Investment advisory fees (Note 4)	405,861	302,089	361,173	338,039
Administration fees (Note 4)	97,656	73,709	87,344	82,005
Debt issuance costs	268,284	31,844	269,240	25,618
Audit and tax services	146,255	146,255	146,255	146,255
Legal fees	121,068	104,756	111,717	109,243
Insurance	109,310	80,671	108,628	96,539
Valuation consultant fees (Note 4)	76,179	56,538	71,937	61,178
Custodian	62,437	61,917	60,236	61,723
Reports to stockholders	51,168	41,867	46,190	47,082
Directors’ fees	39,088	39,088	39,088	39,088
Transfer agent fees	30,826	31,590	30,638	30,888
Registration fees	30,228	25,550	44,526	29,189
Miscellaneous	11,471	7,264	10,480	10,144

Total operating expenses	1,449,831	1,003,138	1,387,452	1,076,991
Interest expense on borrowings and reverse repurchase agreements (Note 6)	21,455	19,938	31,675	102,968

Total expenses	1,471,286	1,023,076	1,419,127	1,179,959
Less expenses waived and reimbursed by the investment advisor (Note 4)	(449,345)	(427,184)	(474,090)	(440,270)

Net expenses	1,021,941	595,892	945,037	739,689

Net investment income	9,406,449	7,710,784	8,844,250	11,018,317

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(271,508,158)	(204,453,115)	(295,344,355)	(238,784,098)
Net change in unrealized depreciation on investments	205,477,067	154,246,830	223,907,864	178,369,464

Net realized and unrealized loss on investments	(66,031,091)	(50,206,285)	(71,436,491)	(60,414,634)

Net decrease in net assets resulting from operations	$(56,624,642)	$(42,495,501)	$(62,592,241)	$(49,396,317)

See Notes to Financial Statements.

2009 Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets

For the Fiscal Years Ended March 31,

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	2009	2008	2009	2008
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$9,406,449	$43,564,505	$7,710,784	$30,325,908
Net realized loss on investment transactions	(271,508,158)	(125,370,763)	(204,453,115)	(89,524,052)
Net change in unrealized appreciation/(depreciation) on investments	205,477,067	(188,194,389)	154,246,830	(135,395,493)

Net decrease in net assets resulting from operations	(56,624,642)	(270,000,647)	(42,495,501)	(194,593,637)

Distributions to Stockholders (Note 2):
Net investment income	(7,792,400)	(42,440,232)	(6,693,644)	(30,061,517)
Net realized gains on investments	—	(2,248,438)	—	(1,476,321)
Return of capital	(6,704,405)	(1,260,966)	(4,014,614)	(2,127,300)

Total distributions paid	(14,496,805)	(45,949,636)	(10,708,258)	(33,665,138)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	1,183,984	9,565,512	984,261	7,408,915

Total decrease in net assets	(69,937,463)	(306,384,771)	(52,219,498)	(220,849,860)
Net Assets:
Beginning of year	110,613,870	416,998,641	82,409,044	303,258,904

End of year	$40,676,407	$110,613,870	$30,189,546	$82,409,044

(including distributions in excess of net investment income of)	$—	$(403,258)	$—	$(353,487)

Share Transactions:
Reinvested shares	386,661	928,527	324,893	854,103

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended March 31,

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	2009	2008	2009	2008
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$8,844,250	$45,835,880	$11,018,317	$37,132,486
Net realized loss on investment transactions	(295,344,355)	(145,636,930)	(238,784,098)	(111,667,096)
Net change in unrealized appreciation/(depreciation) on investments	223,907,864	(218,139,646)	178,369,464	(160,715,334)

Net decrease in net assets resulting from operations	(62,592,241)	(317,940,696)	(49,396,317)	(235,249,944)

Distributions to Stockholders (Note 2):
Net investment income	(8,774,368)	(59,306,111)	(9,717,511)	(36,808,696)
Net realized gains on investments	—	(2,434,955)	—	—
Return of capital	(8,287,794)	—	(4,160,354)	(3,929,720)

Total distributions paid	(17,062,162)	(61,741,066)	(13,877,865)	(40,738,416)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	3,482,113	20,435,595	1,608,910	8,239,194

Total decrease in net assets	(76,172,290)	(359,246,167)	(61,665,272)	(267,749,166)
Net Assets:
Beginning of year	109,632,515	468,878,682	91,480,776	359,229,942

End of year	$33,460,225	$109,632,515	$29,815,504	$91,480,776

(including undistributed (distributions in excess of) net investment income of)	$—	$828,595	$—	$(382,866)

Share Transactions:
Reinvested shares	1,506,514	3,141,378	624,790	989,582

See Notes to Financial Statements.

2009 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(56,624,642)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(49,743,904)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	62,929,794
Sales of short-term portfolio investments, net	1,865,980
Decrease in dividend and interest receivable	4,092,333
Decrease in receivable for investments sold	1,286,087
Decrease in prepaid expenses	187,492
Increase in payable for investments purchased	195,785
Decrease in interest payable on loans outstanding	(96,848)
Increase in receivable from advisor	(47,122)
Decrease in investment advisory fee payable	(83,597)
Decrease in administration fee payable	(13,834)
Decrease in accrued expenses	(26,777)
Net amortization and paydown gains on investments	(1,638,916)
Unrealized appreciation on investments	(205,477,067)
Net realized loss on investment transactions	271,508,158

Net cash provided by operating activities	28,312,922

Cash flows used for financing activities:
Decrease in loan payable	(15,000,000)
Dividends paid to stockholders, net of reinvestments	(13,312,821)

Net cash used for financing activities	(28,312,821)

Net increase in cash	101
Cash at beginning of year	0

Cash at end of year	$101

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2009 totaled $118,303

Non-cash financing activities included reinvestment of dividends of $1,183,984

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(42,495,501)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(36,936,716)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	43,743,117
Sales of short-term portfolio investments, net	2,970,497
Decrease in dividend and interest receivable	3,314,221
Decrease in receivable for investments sold	2,134,359
Increase in prepaid expenses	(20,407)
Decrease in payable for investments purchased	(107,194)
Decrease in interest payable on loans outstanding	(21,150)
Increase in receivable from advisor	(35,063)
Decrease in investment advisory fee payable	(55,071)
Decrease in administration fee payable	(8,582)
Decrease in accrued expenses	(11,725)
Net amortization and paydown gains on investments	(952,972)
Unrealized appreciation on investments	(154,246,830)
Net realized loss on investment transactions	204,453,115

Net cash provided by operating activities	21,724,098

Cash flows used for financing activities:
Decrease in loan payable	(12,000,000)
Dividends paid to stockholders, net of reinvestments	(9,723,997)

Net cash used for financing activities	(21,723,997)

Net increase in cash	101
Cash at beginning of year	0

Cash at end of year	$101

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2009 totaled $41,088

Non-cash financing activities included reinvestment of dividends of $984,261

See Notes to Financial Statements.

2009 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(62,592,241)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(39,173,855)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	53,658,648
Purchases of short-term portfolio investments, net	(41,362)
Decrease in dividend and interest receivable	4,156,174
Decrease in receivable for investments sold	4,219,184
Decrease in prepaid expenses	187,849
Increase in interest payable for reverse repurchase agreements	433
Increase in payable for investments purchased	449,153
Decrease in interest payable on loans outstanding	(97,557)
Increase in receivable from advisor	(54,545)
Decrease in investment advisory fee payable	(83,588)
Decrease in administration fee payable	(14,739)
Decrease in accrued expenses	(31,704)
Net amortization and paydown gains on investments	(1,588,192)
Unrealized appreciation on investments	(223,907,864)
Net realized loss on investment transactions	295,344,355

Net cash provided by operating activities	30,430,149

Cash flows used for financing activities:
Decrease in loan payable	(17,000,000)
Net cash provided by reverse repurchase agreements	150,000
Dividends paid to stockholders, net of reinvestments	(13,580,049)

Net cash used for financing activities	(30,430,049)

Net increase in cash	100
Cash at beginning of year	0

Cash at end of year	$100

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31,2009 totaled $128,799

Non-cash financing activities included reinvestment of dividends of $3,482,113

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(49,396,317)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(33,893,400)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	64,240,609
Sales of short-term portfolio investments, net	1,624,826
Decrease in dividend and interest receivable	4,214,555
Decrease in receivable for investments sold	1,472,628
Increase in prepaid expenses	(27,806)
Decrease in interest payable on loans outstanding	(113,594)
Increase in receivable from advisor	(44,389)
Decrease in investment advisory fee payable	(74,628)
Decrease in administration fee payable	(13,104)
Decrease in accrued expenses	(6,986)
Net amortization and paydown gains on investments	(1,127,972)
Unrealized appreciation on investments	(178,369,464)
Net realized loss on investment transactions	238,784,098

Net cash provided by operating activities	47,269,056

Cash flows used for financing activities:
Decrease in loan payable	(35,000,000)
Dividends paid to stockholders, net of reinvestments	(12,268,955)

Net cash used for financing activities	(47,268,955)

Net increase in cash	101
Cash at beginning of year	0

Cash at end of year	$101

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2009 totaled $216,562

Non-cash financing activities included reinvestment of dividends of $1,608,910

See Notes to Financial Statements.

2009 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,				For the Period Ended March 31, 2005(a)
	2009	2008	2007	2006
Per Share Operating Performance:
Net asset value, beginning of period	$3.42	$13.29	$13.95	$14.37	$14.33	(b)

Net investment income	0.28	1.30	1.66	1.90	0.57
Net realized and unrealized loss on investments	(2.01)	(9.73)	(0.56)	(0.22)	(0.03)

Net increase (decrease) in net asset value resulting from operations	(1.73)	(8.43)	1.10	1.68	0.54

Dividends from net investment income	(0.24)	(1.31)	(1.70)	(1.86)	(0.48)
Distributions from capital gains	—	—	—	(0.24)	—
Return of capital	(0.21)	(0.13)	(0.06)	—	—

Total distributions	(0.45)	(1.44)	(1.76)	(2.10)	(0.48)

Offering costs charged to additional paid in capital	—	—	—	—	(0.02)

Net asset value, end of period	$1.24	$3.42	$13.29	$13.95	$14.37

Market price, end of period	$1.00	$3.34	$15.30	$16.80	$15.59

Total Investment Return†	(61.80)%	(73.61)%	1.53%	23.28%	7.30%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$40,676	$110,614	$416,999	$417,229	$403,663
Gross operating expenses	2.35%	3.66%	3.23%	2.62%	0.94	%(c)
Interest expense	0.03%	N/A (e)	N/A (e)	N/A (e)	N/A	(e)
Total expenses	2.38%	3.66%	3.23%	2.62%	0.94	%(c)
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.19%	3.49%	3.23%	2.62%	0.94%
Net investment income	15.24%	16.56%	12.14%	13.45%	10.52	%(c)
Net investment income, excluding the effect of fee waivers and reimbursement	14.51%	16.39%	12.14%	13.45%	10.52	%(c)
Portfolio turnover rate	87%	76%	94%	104%	57	%(d)

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(a)	From the commencement of investment operations on November 8, 2004.
(b)	Net of sales load of $0.675 on initial shares issued.
(c)	Annualized.
(d)	Not Annualized.
(e)	Not available. During this period, interest expense was not reported separately from operating expenses.

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$3.45	$13.18	$13.85	$15.03	$15.32

Net investment income	0.31	1.25	1.76	1.98	2.15
Net realized and unrealized gain (loss) on investments	(2.06)	(9.54)	(0.67)	(0.58)	0.24

Net increase (decrease) in net asset value resulting from operations	(1.75)	(8.29)	1.09	1.40	2.39

Dividends from net investment income	(0.28)	(1.26)	(1.73)	(1.90)	(2.07)
Distributions from capital gains	—	—	—	(0.68)	(0.61)
Return of capital	(0.17)	(0.18)	(0.03)	—	—

Total distributions	(0.45)	(1.44)	(1.76)	(2.58)	(2.68)

Net asset value, end of year	$1.25	$3.45	$13.18	$13.85	$15.03

Market price, end of year	$0.99	$3.51	$15.20	$17.51	$16.50

Total Investment Return†	(64.25)%	(72.40)%	(3.26)%	24.15%	16.49%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$30,190	$82,409	$303,259	$306,699	$313,731
Gross operating expenses	2.19%	3.73%	3.47%	2.92%	2.12%
Interest expense	0.04%	N/A (a)	N/A (a)	N/A (a)	N/A (a)
Total expenses	2.23%	3.73%	3.47%	2.92%	2.12%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.18%	3.56%	3.47%	2.92%	2.12%
Net investment income	16.83%	15.89%	12.89%	13.66%	14.08%
Net investment income, excluding the effect of fee waivers and reimbursement	15.89%	15.72%	12.89%	13.66%	14.08%
Portfolio turnover rate	87%	74%	100%	97%	73%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(a)	Not available. During this period, interest expense was not reported separately from operating expenses.

See Notes to Financial Statements.

2009 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,			For the Period Ended March 31, 2006(a)
	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$3.01	$14.10	$14.54	$14.33	(b)

Net investment income	0.24	1.34	1.81	0.21
Net realized and unrealized gain (loss) on investments	(1.91)	(10.63)	(0.36)	0.14

Net increase (decrease) in net asset value resulting from operations	(1.67)	(9.29)	1.45	0.35

Dividends from net investment income	(0.24)	(1.55)	(1.66)	(0.12)
Distributions from capital gains	—	(0.07)	(0.23)	—
Return of capital	(0.22)	(0.18)	—	—

Total distributions	(0.46)	(1.80)	(1.89)	(0.12)

Offering costs charged to additional paid in capital	—	—	—	(0.02)

Net asset value, end of period	$0.88	$3.01	$14.10	$14.54

Market price, end of period	$0.71	$3.33	$15.71	$15.98

Total Investment Return†	(72.05)%	(72.67)%	10.96%	7.38%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$33,460	$109,633	$468,879	$453,523
Gross operating expenses	2.54%	3.71%	2.83%	0.71	%(c)
Interest expense	0.06%	N/A (e)	N/A (e)	N/A	(e)
Total expenses	2.60%	3.71%	2.83%	0.71	%(c)
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.18%	3.55%	2.83%	0.71%
Net investment income	16.18%	16.03%	12.46%	6.72	%(c)
Net investment income, excluding the effect of fee waivers and reimbursement	15.31%	15.87%	12.46%	6.72	%(c)
Portfolio turnover rate	74%	68%	85%	131	%(d)

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(a)	From the commencement of investment operations on January 19, 2006.
(b)	Net of sales load of $0.675 on initial shares issued.
(c)	Annualized.
(d)	Not Annualized.
(e)	Not available. During this period, interest expense was not reported separately from operating expenses.

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$3.17	$12.89	$13.54	$14.23	$14.31

Net investment income	0.36	1.27	1.63	1.78	1.76
Net realized and unrealized loss on investments	(2.04)	(9.55)	(0.52)	(0.20)	(0.16)

Net increase (decrease) in net asset value resulting from operations	(1.68)	(8.28)	1.11	1.58	1.60

Dividends from net investment income	(0.34)	(1.28)	(1.71)	(1.89)	(1.68)
Distributions from capital gains	—	—	—	(0.38)	—
Return of capital	(0.14)	(0.16)	(0.05)	—	—

Total distributions	(0.48)	(1.44)	(1.76)	(2.27)	(1.68)

Net asset value, end of year	$1.01	$3.17	$12.89	$13.54	$14.23

Market price, end of year	$0.82	$3.18	$14.81	$16.70	$15.74

Total Investment Return†	(65.85)%	(74.01)%	(1.09)%	22.60%	9.68%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$29,816	$91,481	$359,230	$362,768	$359,781
Gross operating expenses	2.20%	3.86%	3.50%	2.94%	1.70%
Interest expense	0.21%	N/A (a)	N/A (a)	N/A (a)	N/A (a)
Total expenses	2.41%	3.86%	3.50%	2.94%	1.70%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.25%	3.69%	3.50%	2.94%	1.70%
Net investment income	22.51%	16.64%	12.17%	12.80%	12.47%
Net investment income, excluding the effect of fee waivers and reimbursement	21.61%	16.47%	12.17%	12.80%	12.47%
Portfolio turnover rate	70%	73%	106%	101%	69%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(a)	Not available. During this period, interest expense was not reported separately from operating expenses.

See Notes to Financial Statements.

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

1. Organization

Helios Advantage Income Fund, Inc. (formerly RMK Advantage Income Fund, Inc.), Helios High Income Fund, Inc. (formerly RMK High Income Fund, Inc.), Helios Multi-Sector High Income Fund, Inc. (formerly RMK Multi-Sector High Income Fund, Inc.) and Helios Strategic Income Fund, Inc. (formerly RMK Strategic Income Fund, Inc.) (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Effective July 29, 2008, Hyperion Brookfield Asset Management, Inc. (“HBAM” or “Advisor”), a wholly owned subsidiary of Brookfield Asset Management Inc. and a registered investment advisor, became investment advisor to the Funds. Prior to July 29, 2008, Morgan Asset Management, Inc. (“MAM” or “Former Advisor”) served as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures established by and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Funds. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Funds’ investments carried at fair value:

	Investments in Securities
Valuation Inputs	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Level 1 — Quoted Prices	$864,674	$836,107	$847,095	$839,404
Level 2 — Other Significant Observable Inputs	24,186,697	18,475,373	21,420,810	17,510,195
Level 3 — Significant Unobservable Inputs	13,909,820	10,334,969	10,529,269	9,883,132

Total	$38,961,191	$29,646,449	$32,797,174	$28,232,731

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Valuation Inputs	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Balance as of April 1, 2008	$64,930,271	$42,248,380	$69,393,904	$55,312,805
Net sales at cost	(40,315,297)	(18,312,208)	(34,031,080)	(35,141,313)
Realized loss	(189,627,626)	(141,978,362)	(224,892,149)	(156,862,960)
Change in unrealized appreciation/(depreciation)	178,889,399	128,327,610	200,013,594	146,534,566
Accretion/(amortization)	33,073	49,549	45,000	40,034
Transfers in and/or out of Level 3	—	—	—	—

Balance as of March 31, 2009	$13,909,820	$10,334,969	$10,529,269	$9,883,132

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to qualify and meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required.

The FASB has issued FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of March 31, 2009, the Funds have implemented FIN 48 and have determined that there is no impact on their financial statements.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2009, open taxable years consisted of the taxable years ended March 31, 2006 through March 31, 2009. No examination of any Fund is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividend and Other Distributions to Stockholders: Distributions from net investment income (including net short term capital gains), if any, are declared and paid monthly to stockholders. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and other distributions to stockholders are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Income dividends and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund.

Restricted Securities: The Funds own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

At March 31, 2009:

Fund	Restricted Securities Aggregated Value	Restricted Securities Percentage of Net Assets
Helios Advantage Income Fund, Inc.	$5,705,382	14.03%
Helios High Income Fund, Inc.	4,571,042	15.14
Helios Multi-Sector High Income Fund, Inc.	4,269,715	12.76
Helios Strategic Income Fund, Inc.	4,518,759	15.16

Repurchase Agreements: Each Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Funds purchase securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon future date. The Funds, through their custodian, receive delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Funds had no repurchase agreements outstanding as of March 31, 2009.

Options Writing: When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option in excess of the amounts recorded in the Statements of Assets and Liabilities. The Funds had no transactions in written options during the fiscal year ended March 31, 2009.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have significant investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers have experienced financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities generally are less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

Mortgage-backed and asset-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties or other assets. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

4. Investment Advisory Agreements and Affiliated Transactions

Effective July 29, 2008, each of the Funds entered into separate Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. Each Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee for its services an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

Effective July 29, 2008, each of the Funds entered into separate expense limitation agreements (the “Expense Limitation Agreements”) under which the Advisor has contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) do not exceed 1.30% of average annual assets of each Fund. Each contractual waiver will remain in effect until July 28, 2010. In addition, thereafter, the contractual waivers shall continue indefinitely, unless sooner terminated by the Board of Directors of a Fund, or the Advisor, upon sixty (60) days written notice to the other party. Pursuant to the Expense Limitation Agreements, the Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

During the period between July 29, 2008 and March 31, 2009, the Advisor earned the following in investment advisory fees under the Advisory Agreements. Further, under the Expense Limitation Agreements, the Advisor was required to waive its investment advisory fees and/or reimburse the following costs to the Funds:

Fund	Investment Advisory Fees	Waiver and/or Expense Reimbursement
Helios Advantage Income Fund, Inc.	$199,944	$(314,001)
Helios High Income Fund, Inc.	147,848	(283,797)
Helios Multi-Sector High Income Fund, Inc.	162,678	(337,309)
Helios Strategic Income Fund, Inc.	154,400	(304,331)

	$664,870	$(1,239,438)

Prior to July 29, 2008, each of the Funds were party to separate Investment Advisory Agreements with the Former Advisor. Under the terms of the prior agreements, the Funds were charged an annual advisory fee of 0.65% based on a percentage of each Fund’s average daily total assets minus the sum of accrued liabilities other than debt entered into for purposes of leverage. The Former Advisor contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) exceeded 1.30% of net assets of each Fund. In addition, the Former Advisor voluntarily agreed to pay certain extraordinary expenses of the Funds, including legal expenses of pending litigation and the external valuation consultant fees.

For the period April 1, 2008 through July 28, 2008, the Former Advisor earned and waived Investment Advisory fees and reimbursed extraordinary expenses in the following amounts:

Fund	Investment Advisory Fees	Waiver and/or Expense Reimbursement
Helios Advantage Income Fund, Inc.	$205,917	$(135,344)
Helios High Income Fund, Inc.	154,241	(143,387)
Helios Multi-Sector High Income Fund, Inc.	198,495	(136,781)
Helios Strategic Income Fund, Inc.	183,639	(135,939)

	$742,292	$(551,451)

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Effective July 29, 2008, the Funds have entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays to the Advisor a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Advisor is responsible for any fees due the Sub-Administrator, except for N-Q filing fees.

During the period between July 29, 2008 and March 31, 2009, the Advisor earned the following in Administration fees:

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$46,141
Helios High Income Fund, Inc.	34,119
Helios Multi-Sector High Income Fund, Inc.	37,542
Helios Strategic Income Fund, Inc.	35,631

$153,433

The Administration fees shown in the Statement of Operations includes expenses incurred for the N-Q filing, which amounted to $3,996 for each of the Funds.

Prior to July 29, 2008, the Funds were party to an Accounting and Administration Services Agreement with the Former Advisor. Under the terms of the prior agreements the Funds were charged a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage).

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$47,519
Helios High Income Fund, Inc.	35,594
Helios Multi-Sector High Income Fund, Inc.	45,806
Helios Strategic Income Fund, Inc.	42,378

$171,297

For the period April 1, 2008 through July 28, 2008, the Advisor earned the following fees as the external valuation consultant to the Funds:

Fund	Valuation Fee
Helios Advantage Income Fund, Inc.	$76,179
Helios High Income Fund, Inc.	56,538
Helios Multi-Sector High Income Fund, Inc.	71,937
Helios Strategic Income Fund, Inc.	61,178

$265,832

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

During the fiscal year ended March 31, 2009, the Former Advisor reimbursed the Funds the following amounts for errors when applying cross-trading policies under the applicable regulations:

Helios Advantage Income Fund, Inc.	$559,860
Helios High Income Fund, Inc.	373,865
Helios Multi-Sector High Income Fund, Inc.	866,129
Helios Strategic Income Fund, Inc.	298,592

$2,098,446

These amounts are included in net realized loss on investment transactions in the Statements of Operations.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the fiscal year ended March 31, 2009 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$49,743,904	$99,490,590
Helios High Income Fund, Inc.	36,936,716	64,757,278
Helios Multi-Sector High Income Fund, Inc.	39,173,855	82,269,108
Helios Strategic Income Fund, Inc.	33,893,400	93,788,794

For the fiscal year ended March 31, 2009 there were no transactions in U.S. Government securities.

6. Borrowings

Reverse Repurchase Agreements: Under reverse repurchase agreements, the Funds sell securities and agree to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by each Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Funds may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its Trustee or receiver may receive an extension of time to determine whether to enforce the Funds’ obligation to repurchase the securities, and the Funds’ use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Funds would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreements are less than the value of the securities subject to such agreements.

At March 31, 2009, Helios Multi-Sector High Income Fund, Inc. had the following reverse repurchase agreement outstanding:

Face Value	Description	Maturity Amount
$150,000	Goldman Sachs, 6.50%, dated 03/16/09, maturity date 04/15/09	$150,813

	Maturity Amount, Including Interest Payable	$150,813

	Market value of Assets Sold Under Agreements	$402,500

	Weighted Average Interest Rate	6.50%

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

The Helios Multi-Sector High Income Fund’s average daily balance of reverse repurchase agreements outstanding during the fiscal year ended March 31, 2009 was $89,949 at a weighted average interest rate of 6.21%. The maximum amount of reverse repurchase agreements outstanding at any time during the fiscal year was $178,500, which was 0.45% of total assets.

Credit Facilities: Each Fund is permitted to borrow up to one-third of the value of its total assets, including such borrowings, for investment purposes. Such borrowing is referred to as leveraging and each Fund utilized collateralized bank lines of credit in the beginning of the fiscal year. The Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and the Helios Strategic Income Fund, Inc. repaid the outstanding balance of each Fund’s bank line of credit on May 1, 2008, April 22, 2008, May 5, 2008 and June 10, 2008, respectively, and each Fund irrevocably terminated its credit facility. As of March 31, 2009, the Funds’ had no outstanding loan amounts open.

For the fiscal year ended March 31, 2009, the Funds use of their facility was as follows:

Fund	Average Daily Balance	Average Interest Rate
Helios Advantage Income Fund, Inc.	$679,452	3.16%
Helios High Income Fund, Inc.	556,164	3.58
Helios Multi-Sector High Income Fund, Inc.	808,219	3.23
Helios Strategic Income Fund, Inc.	3,006,849	3.42

The maximum amount of borrowings outstanding under this facility during the fiscal year ended March 31, 2009 was $15,000,000 for the Helios Advantage Income Fund, Inc., $12,000,000 for the Helios High Income Fund, Inc., $17,000,000 for the Helios Multi-Sector High Income Fund, Inc. and $35,000,000 for the Helios Strategic Income Fund, Inc., respectively.

7. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan.

8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid for the fiscal year ended March 31, 2009 was as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$7,792,400	$6,693,644	$8,774,368	$9,717,511
Return of capital	6,704,405	4,014,614	8,287,794	4,160,354

Total distributions	$14,496,805	$10,708,258	$17,062,162	$13,877,865

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

The tax character of distributions paid for the fiscal year ended March 31, 2008 was as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$44,688,670	$31,537,838	$59,396,292	$36,808,696
Long-term capital gains	—	—	2,344,774	—
Return of capital	1,260,966	2,127,300	—	3,929,720

Total distributions	$45,949,636	$33,665,138	$61,741,066	$40,738,416

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2009, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Capital loss carryforward(1)	$(239,347,708)	$(177,929,909)	$(273,546,362)	$(218,301,229)
Post-October losses(2)	(155,615,172)	(115,628,866)	(166,335,879)	(136,882,167)
Unrealized depreciation	(20,643,760)	(14,787,701)	(20,673,856)	(18,022,425)

	$(415,606,640)	$(308,346,476)	$(460,556,097)	$(373,205,821)

(1)	To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
(2)

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. Capital losses can be carried forward for a period of eight years.

As of March 31, 2009, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017
Helios Advantage Income Fund, Inc.	$—	$—	$63,416,568	$175,931,140
Helios High Income Fund, Inc.	—	—	47,702,451	130,227,458
Helios Multi-Sector High Income Fund, Inc.	—	—	67,821,037	205,725,325
Helios Strategic Income Fund, Inc.	5,339,876	193,592	59,889,208	152,878,553

Because federal income tax regulations differ in certain respects from generally accepted accounting principles, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAVs per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at March 31, 2009 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Helios Advantage Income Fund, Inc.	$59,604,951	$473,776	$(21,117,536)	$(20,643,760)
Helios High Income Fund, Inc.	44,434,150	281,016	(15,068,717)	(14,787,701)
Helios Multi-Sector High Income Fund, Inc	53,471,030	406,795	(21,080,651)	(20,673,856)
Helios Strategic Income Fund, Inc.	46,255,156	276,830	(18,299,255)	(18,022,425)

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Capital Account Reclassifications: At March 31, 2009, each Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily the result of the reclassification of net gains on security paydowns and partnership income in order to account for permanent book/tax differences and to present components of net assets on a tax basis. These adjustments have no effect on net assets or net asset value per share.

Fund	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss in Investments	Paid-In Capital
Helios Advantage Income Fund, Inc.	$(1,210,791)	$940,464	$270,327
Helios High Income Fund, Inc.	(663,653)	248,723	414,930
Helios Multi-Sector High Income Fund, Inc.	(898,477)	898,477	—
Helios Strategic Income Fund, Inc.	(917,940)	577,556	340,384

9. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

10. Designation of Restricted Illiquid Securities

	Helios Advantage Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3	12.50%	09/25/46	10/04/06	$883,991	$0	0.0%
Credit Genesis CLO 2005	0.00	06/23/10	06/17/05	3,000,000	18,000	0.0
FSI Realty Trust	—	—	04/26/07	283,100	0	0.0
Linker Finance PLC Series 16A, Class E	4.06	05/19/45	05/05/06	2,912,003	30,000	0.1
Mid Country	—	—	05/22/07	850,000	164,000	0.4
Port Townsend Company Inc.	—	—	10/18/07	667,311	0	0.0
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3	12.50	10/25/46	08/02/05	735,600	50,462	0.1
Steers Series 2007-A	3.99	06/20/18	02/05/07- 08/23/07	6,530,633	1,485,000	3.7

					$1,747,462	4.3%

	Helios High Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3	12.50%	09/25/46	10/04/06	$479,908	$0	0.0%
Credit Genesis CLO 2005	0.00	06/23/10	06/17/05	1,000,000	6,000	0.0
FSI Realty Trust	—	—	04/26/07	248,900	0	0.0
Linker Finance PLC Series 16A, Class E	4.06	05/19/45	05/05/06	1,941,335	20,000	0.1
Mid Country	—	—	05/22/07	649,995	125,411	0.4
Port Townsend Company Inc.	—	—	10/18/07	486,581	0	0.0

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

	Helios High Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Sasco NIM Trust Series 2003-S, Class A	7.50%	12/28/33	12/18/03	$1,294,011	$118,149	0.4%
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3	12.50	10/25/46	10/12/06	735,600	50,462	0.2
Steers Series 2007-A	3.99	06/20/18	02/05/07- 08/23/07	4,855,106	1,100,000	3.6

					$1,420,022	4.7%

	Helios Multi-Sector High Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Credit Genesis CLO 2005	0.00%	06/23/10	07/20/06	$2,970,000	$18,000	0.1%
FSI Realty Trust	—	—	04/26/07	332,500	0	0.0
Linker Finance PLC Series 16A, Class E	4.06	05/19/45	05/05/06	4,853,338	50,000	0.1
Mid Country	—	—	05/22/07	899,997	173,646	0.5
Port Townsend Company Inc.	—	—	10/18/07	672,750	0	0.0
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3	12.50	10/25/46	10/12/06	1,471,200	100,924	0.3
Steers Series 2007-A	3.99	06/20/18	02/05/07- 08/23/07	5,095,120	1,155,000	3.5

					$1,497,570	4.5%

	Helios Strategic Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3	12.50%	09/25/46	10/04/06	$959,817	$0	0.0%
Credit Genesis CLO 2005	0.00	06/23/10	06/17/05	1,000,000	6,000	0.0
FSI Realty Trust	—	—	04/26/07	248,900	0	0.0
Lake Country Mortgage Loan Trust Series 2006-HE1, Class M8	3.27	07/25/34	10/31/06	3,271,466	354,621	1.2
Linker Finance PLC Series 16A, Class E	4.06	05/19/45	05/05/06	1,941,335	20,000	0.1
Mid Country	—	—	05/22/07	724,999	139,882	0.5
Port Townsend Company Inc.	—	—	10/18/07	583,898	0	0.0
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3	12.50	10/25/46	10/12/06	735,600	50,462	0.2
Steers Series 2007-A	3.99	06/20/18	02/05/07- 08/23/07	4,855,106	1,100,000	3.6

					$1,670,965	5.6%

11. New Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal periods and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities. The Advisor is currently evaluating the impact the adoption of FAS 161 will have on each Fund’s financial statements and disclosures.

2009 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (FSP 157-4” or the “Position”). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods beginning after June 15, 2009. The Advisor is currently evaluating the impact the adoption of FSP 157-4 will have on each Fund’s financial statements and disclosures.

12. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Mississippi and Louisiana relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek unspecified damages and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. No responses to the complaints have been filed and no classes have been certified in any of the putative class actions.

In addition, on March 12, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. The complaint in this action alleges, among other things, that defendants MAM, Morgan Keegan, Regions, and certain former directors and officers of the Fund breached duties of care and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint seeks unspecified damages and reasonable costs and attorneys’ fees. The proceeding is at a preliminary stage and no responses to the complaint have been filed.

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds also managed by the Advisor.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

13. Subsequent Events

The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.015	4/16/2009	4/23/2009
Helios High Income Fund, Inc.	$0.015	4/16/2009	4/23/2009
Helios Multi-Sector High Income Fund, Inc.	$0.010	4/16/2009	4/23/2009
Helios Strategic Income Fund, Inc.	$0.015	4/16/2009	4/23/2009

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.015	5/13/2009	5/28/2009
Helios High Income Fund, Inc.	$0.015	5/13/2009	5/28/2009
Helios Multi-Sector High Income Fund, Inc.	$0.010	5/13/2009	5/28/2009
Helios Strategic Income Fund, Inc.	$0.015	5/13/2009	5/28/2009

14. Change of Independent Registered Public Accounting Firm

On June 25, 2008, the Boards of Directors determined not to retain PricewaterhouseCoopers LLP (“PwC”) as the Funds’ Independent Registered Public Accounting Firm. The Audit Committee of the Funds then submitted a recommendation to the Board of Directors to engage Briggs, Bunting & Dougherty, LLP (“BBD”) as the Funds’ Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2009. During the two most recent fiscal years and through June 25, 2008, the date the Board of Directors notified PwC of their decision not to retain them as the Funds’ auditor, PwC’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Funds and PwC on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports.

During the two most recent fiscal years and through June 25, 2008, the date the Board of Directors approved BBD as the Funds’ auditor, the Funds did not consult BBD regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

The Funds provided PwC with a copy of these disclosures and PwC furnished the Funds with a letter addressed to the commission stating that it agrees with the statements made by the Funds herein.

2009 Annual Report

HELIOS FUNDS

Report of Independent Registered Public Accounting Firm

March 31, 2009

To the Stockholders and Board of Directors of

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc.,

Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (formerly RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc., respectively) as of March 31, 2009, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 2008 and the financial highlights for each of the years and periods presented in the four-year period ended March 31, 2008, have been audited by other auditors, whose report dated May 29, 2008 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2009, the results of their operations, changes in their net assets, their cash flows and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 2, the financial statements include securities valued at $2,427,463 (5.97% of net assets), $1,420,023 (4.70% of net assets), $1,817,572 (5.43% of net assets) and $2,270,966 (7.62% percent of net assets) of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively, whose fair values have been estimated under procedures established by the Funds’ Board of Directors, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 28, 2009

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Tax Information (Unaudited)

March 31, 2009

For the fiscal year ended March 31, 2009, 46.25%, 37.49%, 48.57% and 29.98% of the distributions to stockholders declared from net investment income for the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc., respectively, were reclassified as return of capital and are reflected as such in each Fund’s Statement of Changes in Net Assets and Financial Highlights.

2009 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 73	Director since July 2008, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	11

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 61	Director since July 2008, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	11

Disinterested Director
Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 66	Chairman Elected July 2008 Director since July 2008, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (“JTX”) (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	11

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 62	Director since July 2008, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	11

Interested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

Clifford E. Lai*† c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 55	Director since July 2008 Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present), Chief Executive Officer (1998-2007), President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President and Chief Executive Officer (2005-2008) and Director (2005-2009) of Crystal River Capital, Inc.; President and Director of several investment companies advised by the Advisor (1995-Present); Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital, LLC).	11

John J. Feeney, Jr.† c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010	Director since 2009 President since July 2008	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) of the Advisor; President (2008-Present) or Vice President (2007-Present) of several investment Companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).	11

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., Advisor of the Helios Funds.
†	Mr. Lai resigned from the Board of Directors effective April 2009. Mr. Feeney was appointed to the Board of Directors effective April 2009.

2009 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 49	President	Elected Annually Since July 2008	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; President (2008-Present) or Vice President (2007-Present) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 43	Vice President	Elected Annually Since July 2008	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Senior Portfolio Manager/Managing Director of Evergreen Investment Management Company, LLC (1996-2006).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 52	Treasurer**	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008); Vice President of Robeco Investment Management (1999-2004).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 40	Secretary***	Elected Annually Since March 2009	Director, General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Lily Y. Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 30	Interim Chief Compliance Officer (“Interim CCO”)***	Elected Annually Since March 2009	Interim CCO of several investment companies advised by the Advisor (March 2009-Present); Assistant Vice President (2009-Present) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007); Analyst, Goldman, Sachs & Co. (2000-2004).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., Advisor of the Helios Funds.

**	Thomas F. Doodian served as the Funds’ Treasurer until April 2009.

***	Josielyne K. Pacifico served as the Funds’ Secretary and CCO until March 2009.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-HYPERION.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Supplemental Information (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will crease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

2009 Annual Report

HELIOS FUNDS

Supplemental Information (Unaudited)

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

Hyperion Brookfield Asset Management, Inc.

CORPORATE INFORMATION

Investment Advisor

Hyperion Brookfield Asset Management, Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.hyperionbrookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-HYPERION

E-mail: funds@hyperionbrookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-HYPERION, or go to the SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

As of the end of the period covered by this period, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Registrant Secretary at 1-800-HYPERION or by writing to Registrant Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Messrs. Birch, Drake, McFarland and Salvatore are each independent.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended March 31, 2009, Briggs, Bunting & Dougherty, LLP (“BBD”) billed the Registrant aggregate fees of $95,500 and PricewaterhouseCoopers LLP (“PwC”) billed the Registrant $95,250, each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal year ended March 31, 2009, BBD billed the Registrant aggregate fees of $4,000 and for the fiscal year ended March 31, 2008, PwC billed the Registrant aggregate fees of $4,000, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended March 31, 2009, there were no Audit-related fees.

For the fiscal year ended March 31, 2008, PwC billed the Registrant $7,500 for Audit-Related Fees.

All Other Fees

For the fiscal years ended March 31, 2009 and March 31, 2008, there were no Other Fees.

1

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Investment Company Act of 1940 requires funds that invest in voting securities to disclose their proxy voting policies and procedures in their registration statement; and to file the Form N-PX annually with the SEC and make available to their stockholders their actual proxy voting record by either posting it on the funds’ website or making it available to stockholders upon request. The Registrant delegates to the Advisor the responsibility to vote proxies subject to the policies and procedures set forth below.

1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers of securities that are held by the Registrant. These policies and procedures are to be implemented by the investment advisor or sub-advisor, if any, (the “Advisor”) to the Registrant.

2. Policy for Voting Proxies. The Registrant’s policy is to vote proxies in the best interest of the Registrant and its stockholders. Accordingly, any conflict of interest is resolved in a manner that will most benefit the Registrant and its stockholders.

3. The Registrant’s Chief Compliance Officer (“CCO”) is responsible for monitoring the proxy voting process, including the oversight of the Advisor and any third-party vendor retained to review, monitor or vote proxies.

Proxy Voting Procedures for the Registrant

A.	The Advisor, on behalf of the Registrant, has retained Institutional Shareholder Services, Inc. (“ISS”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, vote and submit proxies in a timely manner, maintain records of votes cast and handle various administrative functions associated with the voting of Registrant’s proxies.

B.	Proxy Voting Guidelines

1.

The Registrant has determined, that except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Voting Guidelines in effect at the time of voting (as applicable, the “ISS Voting Guidelines”). A summary of the current applicable ISS Voting Guidelines is attached herein. The Advisor will periodically review the ISS Voting Guidelines, including any significant changes or updates thereto. In connection with such reviews, the Advisor may determine that it is not in the best

2

interest of the Registrant to vote proxies in accordance with ISS Voting Guidelines on certain matters. In such event, the Advisor will follow the procedures identified in Section 3.B.3 below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

2.	In the event the ISS Voting Guidelines do not address how a proxy should be voted, the Advisor will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendation, the Advisor will vote the proxy consistent with the general principles of these policies and procedures and in the Registrant’s best interest. Prior to voting any proxies in the absence of ISS recommendations, the Advisor’s Proxy Committee will determine whether any material conflict of interest may exist between the Advisor and any of the Registrant with respect thereto. The Proxy Committee seeks to ensure that all votes are consistent with the best interest of the Registrant’s shareholders and free from unwarranted and inappropriate influences. If the Proxy Committee determines that any such material conflict of interest may exist, the Advisor will follow the procedures identified in Section 3.C below in connection with the voting of such proxies.

3.	There may be circumstances under which the Advisor believes that it is in the best interest of the Registrant to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, the Advisor’s Proxy Committee will determine whether any material conflict of interest may exist between the Advisor and any of the Registrant with respect thereto. If the Proxy Committee determines that any such material conflict of interest may exist, the Advisor will follow the procedures identified in Section 3.C below in connection with the voting of such proxies.

C.	Conflicts of Interest

1.	The Advisor has obtained a copy of ISS’ Policies and Procedures and Practices Regarding Potential Conflicts of Interest ( as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflict of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Advisor believes that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflict of interest.

2.	In the event that the Proxy Committee determines that voting a proxy may present a material conflict of interest between the Advisor and any of the Registrant, the Advisor will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable or (2) disclose such conflict of interest to the Registrant’s Board of Directors and obtain direction from the Board of Directors as to how to vote the proxy.

D.	Form N-PX

The Advisor will coordinate with ISS to compile the information required to be included in Form N-PX for each 12 month period ending June 30 in order to assist the Registrant in filing Form N-PX with the SEC by August 31st of each year.

3

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

Copyright © 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

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www.riskmetrics.com

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1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director1 Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD2 from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;

1 RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

2 In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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-	Pattern of absenteeism; and

-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

2009 RiskMetrics Group U.S. Proxy Voting Guidelines Concise Summary	- 3 -

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•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

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•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

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•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

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RiskMetrics Group	www.riskmetrics.com

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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RiskMetrics Group	www.riskmetrics.com

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

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RiskMetrics Group	www.riskmetrics.com

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•

The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts—Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

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RiskMetrics Group	www.riskmetrics.com

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure—Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

-	Inclusion of additional years of service not worked that result in significant payouts;

-	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

-	Excessive “make whole” provisions;

-	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive’s termination in connection with performance failure;

-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-

New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

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RiskMetrics Group	www.riskmetrics.com

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

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RiskMetrics Group	www.riskmetrics.com

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for

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RiskMetrics Group	www.riskmetrics.com

two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

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RiskMetrics Group	www.riskmetrics.com

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

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RiskMetrics Group	www.riskmetrics.com

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

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RiskMetrics Group	www.riskmetrics.com

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Dana E. Erikson, CFA – Mr. Erikson is the lead portfolio manager for the Registrant and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined the Hyperion Brookfield Asset Management, Inc. (the “Advisor”) in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Advisor, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen Investments, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Anthony Breaks, CFA – Mr. Breaks serves as co-portfolio manager for the Registrant. Mr. Breaks has over 11 years of investment experience, primarily in the area of structured finance investments. Mr. Breaks is part of a separate team of fifteen investment professionals focusing on structured mortgage-related investment products. Mr. Breaks joined the Advisor in 2005. Prior to that, Mr. Breaks was with Brookfield Asset Management Inc. since 2002, where he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic collateralized debt obligation (“CDO”), and development of insurance related investment products. Prior to joining Brookfield Asset Management, Inc., Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes.

Messrs. Erikson and Breaks have equal discretion with respect to the management of the Registrant and share equally in the day-to-day portfolio management responsibilities.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Messrs. Erikson and Breaks and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

4

The following table provides information about the accounts managed by Dana E. Erikson, CFA, Lead Portfolio Manager for the Registrant as of March 31, 2009:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$158 million	$0	$15 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Anthony Breaks, Co-Portfolio Manager for the Registrant, as of March 31, 2009:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$127 million	$0	$541 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as March 31, 2009.

Dollar Range of Securities Owned
Dana E. Erikson	$10,001 - $50,000
Anthony Breaks	$0 - $10,000

5

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment advisor or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Advisor and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Advisor and the individuals that it employs. For example, the Advisor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Advisor has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

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Portfolio Manager Compensation

The Registrants’ portfolio managers are compensated by the Advisor. The compensation structure of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Advisor’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Advisor’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Advisor compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Advisor’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Advisor and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Advisor seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and its indirect parent. While the salaries of the Advisor’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrants expect to hold their next annual meeting of shareholders in July 2009. The bylaws of each Registrant require advance notice be given to the Registrant in the event a shareholder desires to nominate directors or make proposals to be voted on at the Registrant’s annual meeting of shareholders. Nominations and proposals of shareholders intended to be presented at the meeting must have been received by the Registrant by January 31, 2009 and must satisfy the other requirements of the federal securities laws. Timely submission does not guarantee that such nominations or proposals will be included. Notice of any such business must be in writing and sent to Registrant Secretary, addressed c/o Registrant, Three World Financial Center, 200 Vesey Street, 10[th] Floor, New York, New York 10281-1010.

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Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH INCOME FUND, INC.

By:	/s/ John J. Feeney, Jr.
John J. Feeney, Jr.
President

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John J. Feeney, Jr.
John J. Feeney, Jr.
President

Date: May 29, 2009

By:	/s/ Steven Pires
Steven Pires
Treasurer

Date: May 29, 2009